                                                                    EXHIBIT 99.6
================================================================================


                            PARTICIPATION AGREEMENT

                                     among

                     MOBIL MARINE FINANCE COMPANY II INC.,
                                   Charterer

                                 DUMOCO L.L.C.,
                               Owner Participant

                              DUMOCO EAGLE TRUST,
                                  Owner Trust

                   DEUTSCHE MORGAN GRENFELL (CAYMAN) LIMITED,
                                Managing Trustee

                      STATE STREET BANK AND TRUST COMPANY,
                   Pass Through Trustee and Loan Participant

                                      and

                      STATE STREET BANK AND TRUST COMPANY,
                               Indenture Trustee



                         Dated as of December 19, 1996




                Lease Financing of One Very Large Crude Carrier

                                     EAGLE

                      TABLE OF CONTENTS


                                                        Page

RECITALS.................................................  1

SECTION 1.  DEFINITIONS; INTERPRETATION..................  2

SECTION 2.    COMMITMENTS OF PARTICIPANTS; CLOSING;
              FUNDING; TRANSACTION EXPENSES..............  3
       2.1  Commitment of Owner Participant..............  3
       2.2  Commitments of Pass Through Trustee;
              Secured Note...............................  3
       2.3  Expiration of Commitments....................  3
       2.4  Notice of Closing Dates......................  3
       2.5  Time and Place of Closing....................  4
       2.6  Delivery of Funds............................  4
       2.7  Application of Funds by Owner Trust..........  4
       2.8  Conclusion of U.K. Arrangements..............  5
       2.9  Actions on Closing Date......................  5
       2.10  Transaction Expenses........................  5
       2.11  Authorization to Owner Trust................  6

SECTION 3.    CONDITIONS TO CLOSING BY THE
              CHARTERER.                                   6
       3.1  Operative Documents..........................  6
       3.2  Legality, Etc................................  7
       3.3  Event of Loss................................  7
       3.4  Consents and Approvals.......................  7
       3.5  Representations and Warranties;
              Certificates...............................  8
       3.6  Opinions.....................................  8
       3.7  Litigation...................................  8
       3.8  Sale of Pass Through Certificates............  8

SECTION 4.    CONDITIONS TO CLOSING BY THE PASS
              THROUGH TRUSTEE............................  9
       4.1  Notice of Closing............................  9
       4.2  Operative Documents..........................  9
       4.3  Legality, Etc................................ 10
       4.4  Event of Loss................................ 10
       4.5  Insurance.................................... 10
       4.6  Opinions..................................... 10
       4.7  Taxes........................................ 11
       4.8  Officer's Certificates....................... 11
       4.9  Resolutions, Etc............................. 13
       4.10  Litigation.................................. 14
       4.11  Consents and Approvals...................... 15
       4.12  Title; Filings and Recordings............... 15
       4.13  Sale of Pass Through Certificates........... 16
       4.14  No Default Under Charter.................... 16
       4.15  U.K. Closing................................ 16

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                                                        Page
                                                        ----

       4.16  Investment.................................. 16

SECTION 5.    CONDITIONS TO CLOSING BY OWNER
                              PARTICIPANT................ 16
       5.1  Notice of Closing............................ 17
       5.2  Operative Documents.......................... 17
       5.3  Legality, Etc................................ 17
       5.4  Event of Loss................................ 18
       5.5  Insurance.................................... 18
       5.6  Opinions..................................... 18
       5.7  Taxes........................................ 19
       5.8  Officer's Certificates....................... 19
       5.9  Resolutions, Etc............................. 20
       5.10  Litigation.................................. 22
       5.11  Consents and Approvals...................... 22
       5.12  Title; Filings and Recordings............... 23
       5.13  Sale of Pass Through Certificates........... 23
       5.14  No Default Under Charters................... 23
       5.15  Loans....................................... 23

SECTION 6.    REPRESENTATIONS AND WARRANTIES OF THE
              CHARTERER.................................. 23
       6.1  Due Organization............................. 24
       6.2  Authorization................................ 24
       6.3  Execution; Enforceability.................... 24
       6.4  No Violation................................. 24
       6.5  Consents and Approvals....................... 25
       6.6  Securities Act............................... 25
       6.7  Title; Filings and Recordings................ 26
       6.8  Chief Place of Business...................... 26
       6.9  Litigation................................... 26
       6.10  No Default.................................. 26
       6.11  Event of Loss............................... 26
       6.12  Investment Company Act...................... 26
       6.13  No Brokers' Fees............................ 27
       6.14    No Other Business or Liabilities.......... 27
       6.15  Payment of Taxes, etc....................... 27

SECTION 7.    REPRESENTATIONS AND WARRANTIES
              OF THE OWNER PARTICIPANT................... 28
       7.1  Due Organization............................. 28
       7.2  Authorization; Execution; Enforceability..... 28
       7.3  No Violation................................. 28
       7.4  Owner Participant's Liens.................... 28
       7.5  Acquisition for Investment................... 29
       7.6  Securities Act............................... 29
       7.7  ERISA........................................ 29
       7.8  Investment Company Act....................... 29
       7.9  Litigation................................... 29
       7.10  No Default.................................. 30
       7.11  Federal Reserve Regulations................. 30

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                                                        Page
                                                        ----

       7.12  No Brokers' Fees............................ 30

SECTION 8.    REPRESENTATIONS AND WARRANTIES OF THE
              PASS THROUGH TRUSTEE....................... 30
       8.1  Due Organization............................. 30
       8.2  Authorization; Execution; Enforceability..... 31
       8.3  No Violation................................. 31
       8.4  Litigation................................... 32
       8.5  Pass Through Trustee's Liens................. 32
       8.6  Securities Act............................... 32

SECTION 9.    REPRESENTATIONS AND WARRANTIES OF THE
              TRUST COMPANY AND OWNER TRUST.............. 32
       9.1  Due Organization............................. 32
       9.2  Authorization; Execution; Enforceability..... 33
       9.3  No Violation................................. 33
       9.4  No Default................................... 34
       9.5  Litigation................................... 34
       9.6  Owner's Liens................................ 35
       9.7  Securities Act............................... 35
       9.8  Chief Place of Business...................... 35
       9.9  No Taxes Payable............................. 35
       9.10  Title....................................... 36
       9.11  Federal Reserve Regulations................. 36

SECTION 10.   REPRESENTATIONS AND WARRANTIES OF
              INDENTURE TRUSTEE.......................... 36
       10.1  Due Organization............................ 36
       10.2  Authorization; Execution;
              Enforceability............................. 36
       10.3  No Violation................................ 37
       10.4  Litigation.................................. 37
       10.5  Indenture Trustee's Liens................... 38

SECTION 11.  CHARTERER COVENANTS......................... 38
       11.1  Officer's Certificate....................... 38
       11.2  Maintenance of Corporate Existence,
              Etc........................................ 38
       11.3  Merger, Consolidation, Sale, Etc............ 38
       11.4  Change in Name or Chief Place of
              Business................................... 40
       11.5  Further Assurances.......................... 40
       11.6  Inspection.................................. 41
       11.7  Documentation of Vessels.................... 41
       11.8  No Petition................................. 42

SECTION 12.  OTHER COVENANTS AND AGREEMENTS.............. 42
       12.1  Agreements of Owner Participant............. 42
       12.2  Agreements of Trust Company and Owner
              Trust...................................... 44
       12.3  Agreements of Pass Through Trustee.......... 46

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                                                        Page
                                                        ----

       12.4  Agreements of Indenture Trustee............. 47
       12.5  Confidentiality............................. 48
       12.6  Further Assurances.......................... 49
       SECTION 13.  INDEMNIFICATION...................... 49
       13.1  General Indemnification..................... 49
       13.2  General Tax Indemnification................. 54
       13.3  Special Indemnity Relating to U.K.
              Documents.................................. 64
       13.4  No Guarantee................................ 64

SECTION 14.   TRANSFER OF AN OWNER PARTICIPANT'S
                              INTEREST................... 64
       14.1  Restrictions on Transfer.................... 64
       14.2  Permitted Transfers......................... 64
       14.3  Effect of Transfer.......................... 66

SECTION 15.  MISCELLANEOUS............................... 66
       15.1  Survival.................................... 66
       15.2  Binding Effect.............................. 67
       15.3  Notices..................................... 67
       15.4  Counterpart Execution....................... 67
       15.5  GOVERNING LAW............................... 67
       15.6  Amendments, Supplements, Etc................ 67
       15.7  Headings; Table of Contents................. 68
       15.8  Severability of Provisions.................. 68
       15.9  Entire Agreement............................ 68
       15.10  Limitation of Liability of Managing
              Trustee, Indenture Trustee and Pass
              Through Trustee............................ 68
       15.11  Jurisdiction; Service of Process........... 71
       15.12  Instructions............................... 71

Appendix A Definitions

Schedules

Schedule 1       Addresses for Notices and Payments

Schedule 2       Equity Investment

Schedule 3       Certain Filings and Recordings

Exhibit A-1      Ralph N. Johanson, Jr., Esq., Managing
                 Counsel, Corporate Finance and Securities of the Guarantor

Exhibit A-2      Dewey Ballantine, special counsel to the
                 Charterer and the Guarantor

Exhibit A-3      Haight, Gardner, Poor & Havens, special
                 Marshall Islands counsel

Exhibit A-4      Maples & Calder, special counsel to the
                 Owner Participant

Exhibit A-5      Morris, James, Hitchins & Williams, special
                 Delaware counsel to the Resident Trustee and the Owner Trust

Exhibit A-6      Maples & Calder, special Cayman Islands
                 counsel to the Trust Company and the Owner
                 Trust

Exhibit A-7      Bingham, Dana & Gould, counsel to the
                 Indenture Trustee

Exhibit A-8      Bingham, Dana & Gould, counsel to the Pass
                 Through Trustee

Exhibit A-9      Dewey Ballantine, special New York counsel
                 to the Owner Participant

Exhibit A-10     Slaughter and May, special English counsel
                 to the Owner Participant

                            PARTICIPATION AGREEMENT
                            -----------------------



          THIS PARTICIPATION AGREEMENT, dated as of December 19, 1996, is among MOBIL MARINE FINANCE COMPANY II INC., a Delaware corporation, DUMOCO L.L.C., a Cayman Islands limited life company, STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company, not in its individual capacity except to the extent expressly set forth herein but solely as Pass Through Trustee under the Pass Through Trust Agreement, DUMOCO EAGLE TRUST, a trust created pursuant to the Delaware Business Trust Act under the Trust Agreement, DEUTSCHE MORGAN GRENFELL (CAYMAN) LIMITED, a Cayman Islands company, not in its individual capacity except to the extent expressly set forth herein but solely as Managing Trustee under the Trust Agreement, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company, not in its individual capacity except to the extent expressly set forth herein but solely as Indenture Trustee under the Indenture.

                                   RECITALS:

          A. The Owner Trust desires to finance its acquisition of the Vessel in part through the transactions contemplated by this Agreement.

          B. Subject to the terms and conditions set forth herein, the Owner Trust desires to charter the Vessel Interest to the Charterer pursuant to the Charter and the Charterer desires to charter the Vessel Interest from the Owner Trust pursuant to the Charter and to sub-charter the Vessel Interest to MSCL pursuant to the Initial Subcharter.

          C. Prior to the execution and delivery of this Agreement, the Owner Participant, the Trust Company and the Resident Trustee have entered into the Trust Agreement, pursuant to which the Trust Company has agreed, among other things, to act as the Managing Trustee, and to hold the Trust Estate as Managing Trustee for the benefit of the Owner Participant on the terms specified therein, subject, however, to the Lien created under the Indenture.

          D. Prior to the execution and delivery of this Agreement, the Owner Trust and the U.K. Lessor have entered into the Conditional Sale Agreement, pursuant to which the Owner Trust agreed, among other things, to sell to the U.K. Lessor the Vessel and the U.K. Lessor has agreed to purchase the Vessel from the Owner Trust on the terms specified therein;

          E. Prior to the execution and delivery of this Agreement, the Owner Trust and the U.K. Lessor have entered into a Head Lease with respect to the Vessel pursuant to which the U.K. Lessor agreed, among other things, to lease the Vessel to the Owner Trust and the Owner Trust has agreed to lease the Vessel from the U.K. Lessor on the terms specified therein;

          F. Concurrently with the execution and delivery of this Agreement, the Owner Trust and the Charterer have entered into the Charter, pursuant to which the Owner Trust agreed, among other things, to charter the Vessel Interest to the Charterer and the Charterer has agreed to charter the Vessel Interest from the Owner Trust on the terms specified therein.

          G. Concurrently with the execution and delivery of this Agreement, the Owner Trust and the Indenture Trustee have entered into the Indenture, pursuant to which the Owner Trust, for the benefit of the Loan Participant, has agreed, among other things, to mortgage and pledge unto the Indenture Trustee, all of the Owner Trust's right, title and interest in and to the Indenture Estate.

          H. Concurrently with the execution and delivery of this Agreement, the Pass Through Trustee, the Charterer and certain other Persons have entered into the Pass Through Trust Agreement and the Pass Through Trust Supplement pursuant to which, among other things, the Pass Through Certificates will be issued.

          I. Concurrently with the execution and delivery of this Agreement, the Guarantor has entered into the Guarantee whereby the Guarantor will guaranty the Charterer's obligations hereunder and under the other Operative Documents to which the Charterer is a party.

          J. The Owner Participant desires to participate in the payment of Owner's Cost by providing its Investment to the Owner Trust. The Pass Through Trustee, as a Loan Participant, desires to participate in the payment of Owner's Cost by purchasing the Secured Note from the Owner Trust.

          Accordingly, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINITIONS; INTERPRETATION.
                      ---------------------------

          For the purposes hereof, terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A. References in this Agreement to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules,

Appendices and Exhibits to, this Agreement unless otherwise indicated.


          SECTION 2. COMMITMENTS OF PARTICIPANTS; CLOSING; FUNDING; TRANSACTION EXPENSES.
                         ----------------------------------------------

          2.1  Commitment of Owner Participant.  Subject to the terms and
               -------------------------------
conditions of this Agreement, the Owner Participant agrees to participate in the payment of Owner's Cost by making an equity investment (the "Investment") in the
                                                             ----------
beneficial ownership of the Vessel Interest on or before the Closing Date in the amount shown on Schedule 2, and shall take and cause the Owner Trust to take, on the Closing Date, the respective actions specified in Sections 2.8 and 2.9 to be taken by the Owner Participant and the Owner Trust.

          2.2  Commitments of Pass Through Trustee; Secured Note.  Subject to
               -------------------------------------------------
the terms and conditions of this Agreement, the Pass Through Trustee, as a Loan Participant, agrees to participate on the Closing Date in the payment of the Owner's Cost for the Vessel Interest by purchasing the Secured Note from the Owner Trust at a purchase price equal to a percentage of the aggregate principal amount payable at maturity of the Secured Note set forth in Schedule 2 and shall take and cause the Indenture Trustee to take, on the Closing Date, the respective actions specified in Section 2.9 to be taken by the Pass Through Trustee, as a Loan Participant, and the Indenture Trustee. The Secured Note shall be issued to the Pass Through Trustee, as a Loan Participant, under and in accordance with the terms of the Indenture.

          2.3  Expiration of Commitments.  Unless the Owner Participant shall
               -------------------------
agree to a later date, the Owner Participant's commitment to make the Investment on the Closing Date pursuant to Section 2.1 shall expire if the Closing Date shall not have occurred before midnight on the Cut-off Date. Unless the Pass Through Trustee, as Loan Participant, shall agree to a later date, the Pass Through Trustee's commitment, as a Loan Participant, to purchase the Secured Note pursuant to Section 2.2 shall expire if the Closing Date or purchase shall not have occurred before midnight on the Cut-off Date.

          2.4  Notice of Closing Dates.  On or before the second Business Day
               -----------------------
prior to the Closing Date, the Charterer shall deliver to each Participant written notice of the Closing Date, which notice shall contain (a) the date of the Closing Date, (b) the amount of Owner's Cost with respect to the Vessel Interest, (c) the amount of the Investment with respect to the Vessel Interest and (d) the principal amount and purchase price of the Secured Note to be purchased by the Pass Through Trustee, as a Loan Participant, on the Closing

Date; provided, however, that the funding of the Owner Participant's Investment
      --------  -------
or the funding of the purchase price for the Secured Note to be purchased by the Pass Through Trustee, as a Loan Participant, on the Closing Date, as the case may be, and the taking of the other actions contemplated to be taken hereby in each case on the Closing Date shall be deemed a waiver of the requirement of notice of the Closing Date set forth in this Section 2.4.

          2.5  Time and Place of Closing.  The closing on the Closing Date shall
               -------------------------
commence at 9:15 a.m., New York City time, at the offices of Dewey Ballantine, New York, New York, or at such other location in New York City as the Charterer may specify in the notice of closing for the Closing Date delivered pursuant to
Section 2.4.

          2.6  Delivery of Funds.  Subject to the terms and conditions of this
               -----------------
Agreement, on or before 9:15 a.m., New York City time, on the Closing Date, the Owner Participant shall deliver to the Owner Trust by wire transfer of immediately available funds an amount equal to any remaining Investment to be made by the Owner Participant on the Closing Date and the Pass Through Trustee, as a Loan Participant, shall deliver to the Owner Trust by wire transfer of immediately available funds an amount equal to the purchase price of the Secured Note to be purchased by the Pass Through Trustee, as a Loan Participant, on the Closing Date, in each case to the account of the Owner Trust specified in
Schedule 1 or to such other account as shall be specified in writing by the Owner Trust to the Owner Participant and the Pass Through Trustee, as a Loan Participant, at least one Business Day prior to the Closing Date, which amounts shall be held by the Owner Trust in trust, solely on behalf of the Participant delivering or transferring such amount (and not as part of the Trust Estate), until such Participant shall have instructed the Owner Trust that such amount is available to be applied by the Owner Trust pursuant to Section 2.7. No Participant shall be obligated to deliver such instruction if the conditions to its participation set forth in Section 4 have not been met to its satisfaction or waived by it.

          2.7  Application of Funds by Owner Trust.  On the Closing Date, upon
               -----------------------------------
receipt by the Owner Trust of (a) the amount of the Investment to be made by the Owner Participant on the Closing Date, (b) the purchase price of the Secured Note to be paid by the Pass Through Trustee, as a Loan Participant, on the Closing Date, and (c) the instruction pursuant to Section 2.6 that each of such amounts is available to be applied by the Owner Trust pursuant to this Section 2.7, the Owner Trust shall cause such funds to be deposited in such amounts and in such accounts as may be specified by the Owner Participant by written instructions.

          2.8  Conclusion of U.K. Arrangements.  (a)  The parties recognize that
               -------------------------------
it is the intention of the Owner Participant that, immediately following the Closing Date, the U.K. Financing will be concluded by the satisfaction of the conditions to the obligation of the U.K. Lessor to lease the Vessel to the Owner Trust under the Head Lease. The Owner Participant agrees that the U.K. Financing, if concluded, will be concluded on documents substantially in the form of the documents delivered to the parties hereto with such changes as shall not be materially adverse to any party hereto.

          (b) The conclusion of the U.K. Financing is not a condition to the issuance and sale of the Secured Note and the other transactions contemplated by this Agreement and if for any reason the U.K. Financing is not concluded, the parties agree, at the request and expense of the Owner Participant, to execute such documents and take such actions as may be necessary or desirable to reflect the abandonment of the U.K. Financing while maintaining in effect the transactions contemplated by this Agreement; provided, however that the
                                             --------  -------
execution of such documents and the taking of such actions shall not be adverse to the interests of any such party in any material respect or increase its liability under the Operative Documents.

          2.9  Actions on Closing Date.  Subject to satisfaction of the
               -----------------------
applicable conditions precedent set forth in Sections 3, 4 and 5, on the Closing
Date:

          (a) the Owner Participant shall make the Investment required to be made by it on the Closing Date;

          (b) the Pass Through Trustee, as a Loan Participant, shall pay to the Owner Trust the purchase price for the Secured Note required to be purchased by it on the Closing Date, the Owner Trust shall execute and deliver to the Indenture Trustee the Secured Note, and the Indenture Trustee shall authenticate and register the Secured Note and shall deliver the Secured Note to the Pass Through Trustee, as a Loan Participant; and

          (c) simultaneously therewith, the Owner Trust shall enter into the Charter with the Owner Trust; and

          (d) if the Delivery Date shall have occurred, the Charterer shall sub-charter the Vessel Interest to MSCL pursuant to the Initial Subcharter.

          2.10  Transaction Expenses.  (a)  If the transactions contemplated by
                --------------------
this Agreement are consummated, the Owner Trust shall as soon as practicable after the Closing Date pay, or reimburse the Charterer for, all related Transaction Expenses accrued to the Closing Date and not theretofore paid by the Owner Trust, and the Owner Participant will provide to the Owner Trust funds therefor and instructions with respect to the payment thereof; provided that the underwriting commissions of Morgan Stanley & Co.
         --------
Incorporated as underwriter of the Pass Through Certificates shall be paid by the Owner Trust in immediately available funds on the Closing Date. If the transactions contemplated by this Agreement to be consummated on the Closing Date are not consummated for any reason whatsoever, the Charterer shall be obligated to pay or reimburse the Owner Participant for all Transaction Expenses.

          (b) Each of the Transaction Expenses shall be evidenced by appropriate bills or invoices. The Charterer shall have the right to receive and review any substantiation relating to any Transaction Expenses or such ongoing expenses as it may reasonably request.

          2.11  Authorization to Owner Trust.  The Owner Participant agrees that
                ----------------------------
on the Closing Date the receipt by the Owner Trust of an instruction from each Participant pursuant to Section 2.6 making available the amount delivered by such Participant to the Owner Trust shall constitute, without further act, authorization and direction by such Participant to the Owner Trust to take the actions contemplated to be taken by the Owner Trust on the Closing Date in the Operative Documents, including, without limitation, the execution and delivery of all other documents and instruments contemplated to be executed and delivered by the Owner Trust on or prior to the Closing Date in the Operative Documents.

          SECTION 3.     CONDITIONS TO CLOSING BY THE CHARTERER.
                         ---------------------------------------

          The obligation of the Charterer pursuant to Section 2 to charter the Vessel Interest from the Owner Trust and take the other actions contemplated by
Section 2 to be taken by it on the Closing Date are subject only to the fulfillment on the Closing Date to the satisfaction of or waiver by the Charterer of each of the following conditions precedent:

          3.1  Operative Documents.  Each of the following documents shall have
               -------------------
been duly authorized, executed and delivered by the respective parties thereto (other than the Charterer or the Guarantor):

          (a)  this Agreement;

          (b)  the Charter;

          (c)  the Bill of Sale;

          (d)  the Indenture;

          (e)  the Secured Note;

          (f)  the Trust Agreement;

          (g)  the Ship Mortgage;

          (h)  the Pass Through Trust Agreement;

          (i)  the Pass Through Trust Supplement; and

          (j)  the Underwriting Agreement

     and each such document shall be in full force and effect on the Closing Date, and an executed counterpart of each of the same shall have been delivered to the Charterer (except that the original Secured Note shall be delivered only to the Pass Through Trustee).

          3.2  Legality, Etc.  No change shall have occurred after December 14,
               -------------
1996 in Governmental Rules that, in the reasonable opinion of the Charterer, would make it illegal or unduly burdensome for the Charterer, the Guarantor, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee or any Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Closing Date.

          3.3  Event of Loss.  No Event of Loss shall have occurred and no
               -------------
action or proceeding shall have been commenced that could result in an Event of Loss.

          3.4  Consents and Approvals.  On the Closing Date, all Governmental
               ----------------------
Actions required to be taken, given or obtained, as the case may be, by or from any Governmental Authority which are required in connection with the transactions contemplated by the Operative Documents and the Pass Through Trust Agreement, or to authorize the execution, delivery and performance by the Charterer and/or the Guarantor, as the case may be, of the Pass Through Trust Agreement, the Underwriting Agreement, and the Operative Documents to which it is a party, other than those constituting filings, recordings or other actions of the types referred to in Section 4.12, shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents and the performance by each of the Charterer and the Guarantor of its obligations under such thereof to which it is a party, except such as may be required to be taken, obtained, given, accomplished or renewed from time to time in connection with the delivery, maintenance or operation of the Vessel or which are otherwise required in connection with the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted; provided that the failure to obtain such
                                    --------
Governmental Actions, consents or approvals by the Closing Date would not materially adversely affect the ability of (x) the Charterer to perform its obligations under this Agreement, the Pass Through Trust Agreement or any other Operative Document to which it is or will be a party or (y) the ability of the Guarantor to perform its obligations under the Guarantee.

          3.5  Representations and Warranties; Certificates.  The
               --------------------------------------------
representations and warranties of the Owner Participant, the Pass Through Trustee, the Trust Company, the Owner Trust, and the Indenture Trustee contained in Sections 7, 8, 9 and 10, respectively, shall be true and accurate on and as of the Closing Date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case the same shall be true and accurate as of such earlier date), and the Charterer shall have received executed copies of each of the certificates referred to in Section 4.8 and Section 4.9 (other than Sections 4.8(a) and (f) and Sections 4.9(a) and (f)) required to be delivered on the Closing Date, which certificates shall be dated the Closing Date.

          3.6  Opinions.  A signed original of each opinion referred to in
               --------
Section 4.6 (other than Sections 4.6(a), 4.6(b) and 4.6(i)) shall have been addressed to and delivered to the Charterer.

          3.7  Litigation.  There shall be no actions, suits, investigations or
               ----------
proceedings pending or, to the knowledge of the Charterer, threatened against the Charterer, the Guarantor, the Owner Participant, the Pass Through Trustee, the Owner Trust or the Indenture Trustee or the properties of any of such Persons before any Governmental Authority to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby or by any of the other Operative Documents, the Pass Through Trust Agreement or the Underwriting Agreement.

          3.8  Sale of Pass Through Certificates.  The Pass Through Certificates
               ---------------------------------
shall have been issued pursuant to the Pass Through Trust Agreement and sold pursuant to the Underwriting Agreement and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the

Pass Through Certificates sold pursuant to the Pass Through Trust Agreement.

          SECTION 4.     CONDITIONS TO CLOSING BY THE PASS THROUGH
                         TRUSTEE
                         -----------------------------------------

          The obligations of the Pass Through Trustee pursuant to Section 2 to purchase the Secured Notes and to take the other actions contemplated by Section 2 to be taken by it on the Closing Date are subject only to the fulfillment on the Closing Date to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or the beneficiary thereof) or waiver by the Pass Through Trustee of each of the following conditions precedent (other than in the case of the Pass Through Trustee, Sections 4.8(e) and 4.9(e)), except that the obligations of such Pass Through Trustee shall not be subject to such Pass Through Trustee's own performance or, if the Pass Through Trustee shall have the power to cause another Person to perform, the Pass Through Trustee's failure to cause such performance:

          4.1  Notice of Closing.  The Participants shall have received the
               -----------------
notice of closing for such Closing Date required to be delivered pursuant to
Section 2.4.

          4.2  Operative Documents.  Each of the following documents shall have
               -------------------
been duly authorized, executed and delivered by the respective parties thereto:

          (a)  this Agreement;

          (b)  the Charter;

          (c)  the Bill of Sale;

          (d)  the Indenture;

          (e)  the Secured Note;

          (f)  the Trust Agreement;

          (g)  the Parent Guarantee; and

          (h)  he Ship Mortgage;

and each such document, the Lessor's Security Assignment, the Pass Through Trust Agreement and the Pass Through Trust Supplement shall be in full force and effect on the Closing Date, and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice, shall give any other party thereto the right to terminate such document and an executed counterpart (or a true, correct and complete copy) of each of the same shall have been delivered to the Pass Through Trustee.

          4.3  Legality, Etc.  No change shall have occurred after December 12,
               -------------
1996 in Governmental Rules that, in the reasonable opinion of the Pass Through Trustee, would make it illegal or unduly burdensome for the Trust Company, the Resident Trustee, the Owner Trust, the Charterer, the Guarantor, the Indenture Trustee, the Pass Through Trustee in its individual capacity or any Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Closing Date.

          4.4  Event of Loss.  No Event of Loss shall have occurred and no
               -------------
action or proceeding shall have been commenced that could result in an Event of Loss.

          4.5  Insurance.  If the Delivery Date has occurred, insurance
               ---------
complying in all respects with the provisions of Section 13.1 of the Charter shall be in full force and effect and the Owner Participant, the Pass Through Trustee and the Indenture Trustee shall have received a certificate of an independent insurance broker or consultant, which broker or consultant may be the Charterer's independent insurance broker or consultant, dated the Closing Date, setting forth the insurance obtained by or on behalf of the Charterer in accordance with Section 13.1(a) of the Charter and as then in effect, stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and an Officer's Certificate of the Charterer, dated the Closing Date, stating that such insurance complies in all respects with the provisions of such Section 13.1(a).

          4.6  Opinions.  Opinions dated the Closing Date of the following
               --------
counsel, each such opinion substantially in the form of the indicated Exhibit hereto (with such changes to such form as contemplated by such Exhibit) and addressed as provided in such Exhibit (or, in lieu of including the Underwriter as an addressee, such counsel may deliver a reliance letter to the Underwriter), shall have been executed and delivered by such counsel:

          (a) Ralph N. Johanson, Jr., Esq., Managing Counsel, Corporate Finance and Securities of the Guarantor, substantially in the form of Exhibit A-1;

          (b) Dewey Ballantine, special counsel to the Charterer and the Guarantor, substantially in the form of Exhibit A-2;

          (c) Haight, Gardner, Poor & Havens, special Marshall Islands counsel, substantially in the form of Exhibit A-3;

     (d) Maples & Calder, special counsel to the Owner Participant, substantially in the form of Exhibit A-4;

          (e) Morris, James, Hitchins & Williams, special Delaware counsel to the Resident Trustee and the Owner Trust, substantially in the form of Exhibit A-5;

          (f) Maples & Calder, special Cayman Islands counsel to the Trust Company and the Owner Trust, substantially in the form of Exhibit A-6;

          (g) Bingham, Dana & Gould, counsel to the Indenture Trustee, substantially in the form of Exhibit A-7;

          (h) Bingham, Dana & Gould, counsel to the Pass Through Trustee, substantially in the form of Exhibit A-8;

          (i) Dewey Ballantine, special New York counsel to the Owner Participant, substantially in the form of Exhibit A-9; and

          (j) Slaughter and May, special English counsel to the Owner Participant, substantially in the form of Exhibit A-10.

          4.7  Taxes.  All Taxes, fees and other charges, if any, payable on or
               -----
prior to the Closing Date in connection with the execution, delivery, recordation and filing of all documents and instruments referred to in Section
4.12 below, this Agreement or any other Operative Document, or in connection with the acquisition by the Owner Trustee on the Closing Date of the Vessel Interest, the issuance and sale of the Secured Note and the Pass Through Certificates and the subjecting of the Vessel Interest to the Lien of the Indenture, shall have been duly paid in full by the Charterer.

          4.8  Officer's Certificates.  On the Closing Date, the following
               ----------------------
statements shall be true and the Pass Through Trustee and the Indenture Trustee shall have received:

          (a) an Officer's Certificate of the Charterer, dated the Closing Date, stating that (A) the representations and warranties of the Charterer contained in Section 6 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (B) each Operative Document to which it is a party and the Pass Through Trust Agreement remain in full force and effect with respect to it;

     (b) an Officer's Certificate of the Owner Participant, dated the Closing Date, stating that (i) the representations and warranties of the Owner Participant contained in Section 7 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each Operative Document to which it is a party remains in full force and effect with respect to it;

          (c) an Officer's Certificate of each of the Trust Company and the Managing Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Trust Company and the Managing Trustee contained in Section 9 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each Operative Document to which it is a party remains in full force and effect with respect to it;

          (d) an Officer's Certificate of the Indenture Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Indenture Trustee contained in Section 10 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each Operative Document to which it is a party remains in full force and effect with respect to it;

          (e) an Officer's Certificate of the Pass Through Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Pass Through Trustee contained in Section 8 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each of the Participation Agreement and the Pass Through Trust Agreement remain in full force and effect with respect to it; and

          (f) an Officer's Certificate of the Guarantor, dated the Closing Date, stating that (i) the representations and warranties of the Guarantor contained in Section 1.1 of the Guarantee are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which are such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each of the Guarantee and the Pass Through Trust Agreement remains in full force and effect with respect to it.

          4.9  Resolutions, Etc.  The Loan Participant and the Indenture Trustee
               -----------------
shall have received the following, in each case in form and substance reasonably satisfactory to such Person:

          (a) a Secretary's or an Assistant Secretary's certificate of the Charterer, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Charterer of each Operative Document to which it is a party, and the Pass Through Trust Agreement and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents,
     (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Charterer;

          (b) a Secretary's or an Assistant Secretary's certificate of the Owner Participant, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Owner Participant of each Operative Document to which it is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Owner Participant;

          (c) a Secretary's or an Assistant Secretary's certificate of the Trust Company, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Trust Company of each Operative Document to which it is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date,
     (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Trust Company;

          (d) a Secretary's or an Assistant Secretary's certificate of the Indenture Trustee, dated the Closing Date, attaching and certifying as to
     (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee;

          (e) a Secretary's or an Assistant Secretary's certificate of the Pass Through Trustee, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement and the Participation Agreement, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Pass Through Trustee; and

          (f) a Secretary's or an Assistant Secretary's certificate of the Guarantor, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of the Guarantee and its obligations thereunder, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws and (iv) the incumbency and signature of persons authorized to execute and deliver the Guarantee on behalf of the Guarantor.

          4.10  Litigation.  There shall be no actions, suits, investigations or
                ----------
proceedings pending or, to the knowledge of the Owner Participant, the Owner Trust, the Indenture Trustee, the Charterer, or the Guarantor threatened against any of such Persons or the properties of any of such Persons before any Governmental Authority to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby or by any of the other Operative

Documents, the Pass Through Trust Agreement, the Pass Through Trust Supplement or the Underwriting Agreement.

          4.11  Consents and Approvals.  On the Closing Date, all Governmental
                ----------------------
Actions which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority, and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person, in connection with the transactions contemplated by the Operative Documents and the Pass Through Trust Agreement, or to authorize the execution, delivery and performance by the Charterer, the Guarantor, the Owner Participant, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee of the Pass Through Trust Agreement and each of the Operative Documents to which it is a party, or the legality, validity, binding effect or enforceability thereof as against the Charterer or the Guarantor, other than those constituting filings, recordings or other actions of the type referred to in Section 4.12, shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents and the performance by the Charterer and the Guarantor of its obligations under such thereof to which it is a party, except such as may be required to be taken, obtained, given, accomplished or renewed from time to time in connection with the maintenance or operation of the Vessel or which is otherwise required in connection with the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted; provided that the failure to obtain such
                                --------
Governmental Actions, consents or approvals by the Closing Date would not materially adversely affect the ability of (x) the Charterer to perform its obligations under this Agreement, the Pass Through Trust Agreement or any other Operative Document to which it is or will be a party or (y) the Guarantor to perform its obligations under the Guarantee.

          4.12  Title; Filings and Recordings.  On or prior to the Closing Date,
                -----------------------------
(a) title to the Vessel shall have been duly and effectively vested in the Owner Trust pursuant to the Bill of Sale, free and clear of all Liens other than Permitted Liens, all filings and recordings or other actions necessary or advisable to establish the Owner Trust's right, title and interest in and to the Vessel Interest, and to perfect the mortgage Lien on and security interest in the Indenture Estate created by the Indenture and the Ship Mortgage (including, without limitation, all filings and recordings necessary to register the Owner Trust's title to the Vessel in the Marshall Islands and the filing of the Ship Mortgage in the Office of the Maritime Administrator of the Marshall Islands registry), shall have been duly made, subject to requirements for filing continuation statements at appropriate intervals and subject to Permitted Liens, and (b) no other action shall be required to perfect such mortgage Lien and security interest.

          4.13  Sale of Pass Through Certificates.  The Charterer, the Other
                ---------------------------------
Charterer and the Guarantor shall have entered into the Underwriting Agreement, the Pass Through Trust Agreement and the Pass Through Trust Supplement, and the Pass Through Certificates shall have been issued pursuant to the Pass Through Trust Agreement and sold pursuant to the Underwriting Agreement and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates.

          4.14  No Default Under Charter.  The Vessel shall have been duly
                ------------------------
accepted by the Charterer under the Charter and in evidence thereof the Pass Through Trustee and the Indenture Trustee shall have received a protocol of delivery and acceptance executed by Charterer and no Charter Default or Charter Event of Default shall have occurred and be continuing.

          4.15  U.K. Closing.  The Pass Through Trustee and Indenture Trustee
                ------------
shall have received copies of the executed Head Lease, Conditional Sale Agreement, Lessee Support Agreement, Lessor's Security Assignment and the U.K. Lessor's Mortgage and each such document shall have terms reasonably satisfactory to it.

          4.16  Investment.  The Owner Participant shall have made available to
                ----------
the Owner Trust the full amount of its Investment on the Closing Date pursuant to Section 2.

          SECTION 5.     CONDITIONS TO CLOSING BY OWNER
                         PARTICIPANT.
                         ------------------------------

          The obligations of the Owner Participant pursuant to Section 2 to participate in the payment of Owner's Cost and to take the other actions contemplated by Section 2 to be taken by it on the Closing Date are subject only to the fulfillment on the Closing Date to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or the beneficiary thereof) or waiver by the Owner Participant of each of the following conditions precedent (other than (i) in the case of the Owner Participant, Sections 5.6 (d) and (i) except that the obligations of the Owner Participant shall not be subject to the Owner Participant's own performance or, if the Owner Participant shall have the power to cause another Person to perform, the Owner Participant's failure to cause such performance:

          5.1  Notice of Closing.  The Owner Participant shall have received the
               -----------------
notice of closing for such Closing Date required to be delivered pursuant to
Section 2.4.

          5.2  Operative Documents.  Each of the following documents shall have
               -------------------
been duly authorized, executed and delivered by the respective parties thereto:

          (a)  this Agreement;

          (b)  the Charter;

          (c)  the Bill of Sale;

          (d)  the Indenture;

          (e)  the Secured Note;

          (f)  the Trust Agreement;

          (g)  the Guarantee;

          (h)  the Ship Mortgage; and

          (i) the U.K. Lessor's Mortgage;

and each such document, the Pass Through Trust Agreement and the Pass Through Trust Supplement shall be in full force and effect on the Closing Date, and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice, shall give any other party thereto the right to terminate such document and an executed counterpart (or a true, correct and complete copy) of each of the same shall have been delivered to the Owner Participant.

          5.3  Legality, Etc.  No change shall have occurred after December 14,
               -------------
1996 in Governmental Rules that, in the reasonable opinion of the Owner Participant, would make it illegal or unduly burdensome for the Trust Company, the Owner Trust, the Charterer, the Guarantor, the Indenture Trustee or any Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Closing Date.

          5.4  Event of Loss.  No Event of Loss shall have occurred and no
               -------------
action or proceeding shall have been commenced that could result in an Event of Loss.

          5.5  Insurance.  If the Delivery Date has occurred, insurance
               ---------
complying in all respects with the provisions of Section 13.1 of the Charter shall be in full force and effect and the Owner Participant and the Indenture Trustee shall have received a certificate of an independent insurance broker or consultant, which broker or consultant may be the Charterer's independent insurance broker or consultant, dated the Closing Date, setting forth the insurance obtained by or on behalf of the Charterer in accordance with Section 13.1(a) of the Charter and as then in effect, stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and an Officer's Certificate of the Charterer, dated the Closing Date, stating that such insurance complies in all respects with the provisions of such Section 13.1(a).

          5.6  Opinions.  Opinions dated the Closing Date of the following
               --------
counsel, each such opinion substantially in the form of the indicated Exhibit hereto (with such changes to such form as contemplated by such Exhibit) and addressed as provided in such Exhibit (or, in lieu of including the Underwriter as an addressee, such counsel may deliver a reliance letter to the Underwriter), shall have been executed and delivered by such counsel:

          (a) Ralph N. Johanson, Jr., Esq., Managing Counsel, Corporate Finance and Securities of the Guarantor, substantially in the form of Exhibit A-1;

          (b) Dewey Ballantine, special counsel to the Charterer and the Guarantor, substantially in the form of Exhibit A-2;

          (c) Haight, Gardner, Poor & Havens, special Marshall Islands counsel, substantially in the form of Exhibit A-3;

          (d) Maples & Calder, special counsel to the Owner Participant, substantially in the form of Exhibit A-4;

          (e) Morris, James, Hitchins & Williams, special Delaware counsel to the Resident Trustee and the Owner Trustee, substantially in the form of Exhibit A-5;

          (f) Maples & Calder, special Cayman Islands counsel to the Trust Company and the Owner Trustee, substantially in the form of Exhibit A-6;

          (g) Bingham, Dana & Gould, counsel to the Indenture Trustee, substantially in the form of Exhibit A-7;

          (h) Bingham, Dana & Gould, counsel to the Pass Through Trustee, substantially in the form of Exhibit A-8;

          (i) Dewey Ballantine, special New York counsel to the Owner Participant, substantially in the form of Exhibit A-9; and

          (j) Slaughter and May, special English counsel to the Owner Participant, substantially in the form of Exhibit A-10.

          5.7  Taxes.  All Taxes, fees and other charges, if any, payable on or
               -----
prior to the Closing Date in connection with the execution, delivery, recordation and filing of all documents and instruments referred to in Section
5.12 below, this Agreement or any other Operative Document, or in connection with the acquisition by the Owner Trustee on the Closing Date of the Vessel Interest, the issuance and sale of the Secured Note and the Pass Through Certificates and the subjecting of the Vessel Interest to the Lien of the Indenture, shall have been duly paid in full by the Charterer.

          5.8  Officer's Certificates.  On the Closing Date, the following
               ----------------------
statements shall be true and the Owner Participant and the Owner Trust shall have received:

          (a) an Officer's Certificate of the Charterer, dated the Closing Date, stating that (A) the representations and warranties of the Charterer contained in Section 6 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (B) each Operative Document to which it is a party and the Pass Through Trust Agreement remain in full force and effect with respect to it;

          (b) an Officer's Certificate of each of the Trust Company and the Managing Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Trust Company and the Owner Trust contained in Section 9, as the case may be, are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each Operative Document to which it is a party remains in full force and effect with respect to it;

          (c) an Officer's Certificate of the Indenture Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Indenture Trustee contained in Section 10 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each Operative Document to which it is a party remains in full force and effect with respect to it;

          (d) an Officer's Certificate of the Pass Through Trustee, dated the Closing Date, stating that (i) the representations and warranties of the Pass Through Trustee contained in Section 8 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) each of the Participation Agreement, the Pass Through Trust Agreement and the Pass Through Trust Supplement remain in full force and effect with respect to it; and

          (e) an Officer's Certificate of the Guarantor, dated the Closing Date, stating that (i) the representations and warranties of the Guarantor contained in Section 1.1 of the Guarantee are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which are such representations and warranties shall have been true and accurate on and as of such earlier date); and (ii) the Guarantee remains in full force and effect.

          5.9  Resolutions, Etc.  The Owner Participant and the Owner Trust
               -----------------
shall have received the following, in each case in form and substance reasonably satisfactory to the Owner Participant:

          (a) a Secretary's or an Assistant Secretary's certificate of the Charterer, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Charterer of each

     Operative Document to which it is a party, and the Pass Through Trust Agreement and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Charterer;

          (b) a Secretary's or an Assistant Secretary's certificate of the Trust Company, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Trust Company of each Operative Document to which it is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date,
     (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on its behalf;

          (c) a Secretary's or an Assistant Secretary's certificate of the Indenture Trustee, dated the Closing Date, attaching and certifying as to
     (i) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee;

          (d) a Secretary's or an Assistant Secretary's certificate of the Pass Through Trustee, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement, and the Participation Agreement, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date, (ii) its charter documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Pass Through Trustee; and

          (e) a Secretary's or an Assistant Secretary's certificate of the Guarantor, dated the Closing Date, attaching and certifying as to (i) resolutions of its

     Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of the Guarantee and its obligations thereunder, certified to be in full force and effect without modification as of the Closing Date,
     (ii) its charter documents, (iii) its by-laws and (iv) the incumbency and signature of persons authorized to execute and deliver the Guarantee on behalf of the Guarantor.

          5.10  Litigation.  There shall be no actions, suits, investigations or
                ----------
proceedings pending or, to the knowledge of the Owner Participant, the Charterer, the Guarantor, the Owner Trust or the Indenture Trustee, threatened against any of such Persons or the properties of any of such Persons before any Governmental Authority to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby or by any of the other Operative Documents, the Pass Through Trust Agreement, the Pass Through Trust Supplement or the Underwriting Agreement.

          5.11  Consents and Approvals.  On the Closing Date, all Governmental
                ----------------------
Actions which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority, and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person, in connection with the transactions contemplated by the Operative Documents and the Pass Through Trust Agreement, or to authorize the execution, delivery and performance by the Charterer, the Guarantor, the Owner Participant, the Owner Trust, the Indenture Trustee or the Pass Through Trustee of the Pass Through Trust Agreement and each of the Operative Documents to which it is a party, or the legality, validity, binding effect or enforceability thereof as against the Charterer or the Guarantor, other than those constituting filings, recordings or other actions of the type referred to in Section 5.12, shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents and the performance by the Charterer and the Guarantor of its obligations under such thereof to which it is a party, except such as may be required to be taken, obtained, given, accomplished or renewed from time to time in connection with the maintenance or operation of the Vessel or which is otherwise required in connection with the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted; provided that the failure to obtain such
                                --------
Governmental Actions, consents or approvals by the Closing Date would not materially adversely affect the ability of (x) the Charterer to perform its obligations under this Agreement, the Pass Through Trust Agreement or any other Operative Document to which it is or will be a party or (y) the Guarantor to perform its obligations under the Guarantee.

          5.12  Title; Filings and Recordings. On or prior to the Closing Date,
                -----------------------------
(a) title to the Vessel Interest shall have been duly and effectively vested in the Owner Trust pursuant to the Bill of Sale, free and clear of all Liens other than Permitted Liens, all filings and recordings necessary to establish the Owner Trust's right, title and interest in and to the Vessel Interest, and to perfect the mortgage Lien on and security interest in the Indenture Estate created by the Indenture and the Ship Mortgage (including, without limitation, all filings and recordings necessary to register the Owner Trust's title to the Vessel in the Marshall Islands and the filing of the Ship Mortgage in the Office of the Maritime Administrator of the Marshall Islands registry), shall have been duly made, subject to requirements for filing continuation statements at appropriate intervals and subject to Permitted Liens, and (b) no other action shall be required to perfect such mortgage Lien and security interest.

          5.13  Sale of Pass Through Certificates.  The Charterer, the Other
                ---------------------------------
Charterer and the Guarantor shall have entered into the Underwriting Agreement, the Pass Through Trust Agreement and the Pass Through Trust Supplement, and the Pass Through Certificates shall have been issued pursuant to the Pass Through Trust Agreement and sold pursuant to the Underwriting Agreement and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates.

          5.14  No Default Under Charters.  No Charter Default or Charter Event
                -------------------------
of Default shall have occurred and be continuing.

          5.15  Loans.  The Pass Through Trustee shall have purchased the
                -----
Secured Note required to be purchased by it on the Closing Date pursuant to
Section 2.

          SECTION 6.     REPRESENTATIONS AND WARRANTIES OF THE CHARTERER.
                         ------------------------------------------------

          The Charterer represents and warrants to each of the other parties hereto that:

          6.1  Due Organization.  The Charterer is a corporation duly organized,
               ----------------
validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and as it is contemplated it will be conducted in connection with the Vessel Interest, to own or hold under lease or charter its properties, and to enter into and perform its obligations under this Agreement, the Pass Through Trust Agreement and each other Operative Document to which it is a party. The Charterer has not failed to qualify to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect its ability to perform any of its obligations under this Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement or any other Operative Document to which it is a party.

          6.2  Authorization.  The execution, delivery and performance by the
               -------------
Charterer of this Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Charterer and do not and will not require the consent or approval of any shareholder of the Charterer or any trustee or holder of any indebtedness or other obligation of the Charterer.

          6.3  Execution; Enforceability.  This Agreement, the Pass Through
               -------------------------
Trust Agreement, the Pass Through Trust Supplement and each other Operative Document to which the Charterer is a party have been duly executed and delivered by the Charterer and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto are legal, valid and binding obligations of the Charterer, enforceable against the Charterer in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' or lessors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          6.4  No Violation.  The execution and delivery by the Charterer of
               ------------
this Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement and each other Operative Document to which it is a party do not and will not, and the performance by the Charterer of its obligations under each thereof do not and will not, (i) violate or be inconsistent with its charter documents or by-laws, (ii) contravene any Governmental Rule or Governmental Action applicable to it, which, in the case of such performance, noncompliance with which would materially adversely affect the

Vessel Interest or the ability of the Charterer to perform its obligations under the Operative Documents; provided that no representation or warranty is made
                         --------
with respect to ERISA, (iii) contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other agreement or instrument to which the Charterer is a party or by which it or any of its properties are bound or (iv) result in or, require the creation or imposition of any Lien (other than Permitted Liens) upon any of its properties or assets.

          6.5  Consents and Approvals.  On the Closing Date, all Governmental
               ----------------------
Actions which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person, in connection with the transactions contemplated by the Pass Through Trust Agreement and the Operative Documents, or to authorize the execution, delivery and performance by the Charterer and/or the Guarantor of the Guarantee, the Pass Through Trust Agreement, the Pass Through Trust Supplement and the Operative Documents to which either of them is a party, or the legality, validity, binding effect or enforceability thereof as against the Charterer or the Guarantor, other than those constituting filings, recordings or other actions of the types referred to in Section 6.7, have been duly taken, given or obtained, as the case may be, are in full force and effect on the Closing Date, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and are adequate to authorize the consummation by the Charterer or the Guarantor of the transactions contemplated by the Pass Through Trust Agreement, the Underwriting Agreement and the Operative Documents and the performance by each of the Charterer and the Guarantor of its obligations under such thereof to which it is a party, except such as may be required to be taken, obtained, given, accomplished or renewed from time to time in connection with the maintenance or operation of the Vessel Interest or which are otherwise required in connection with the transactions contemplated by the Operative Documents, which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted, provided that the failure to obtain such Governmental
                         --------
Actions, consents and approvals by the Closing Date would not materially adversely affect the ability of the Charterer to perform its obligations under this Agreement, the Pass Through Trust Agreement or any other Operative Document to which it is or will be a party.

          6.6  Securities Act.  Neither the Charterer nor any Person authorized
               --------------
on its behalf has directly or indirectly offered or sold the Pass Through Certificates, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act. Neither the Charterer nor any Person authorized to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Secured Note to the provisions of Section 5 of the Securities Act or require the qualification of the Indenture under the Trust Indenture Act.

          6.7  Title; Filings and Recordings.  On or prior to the Closing Date,
               -----------------------------
after giving effect to the transactions contemplated hereby, (a) title in and to the Vessel Interest will be duly and effectively vested in the Owner Trust, pursuant to the Bill of Sale free and clear of all Liens other than Permitted Liens, (b) the filings and recordings listed in Schedule 3 will be all the filings and recordings and other actions necessary or advisable to establish the Owner Trust's right, title and interest in and to the Vessel Interest, and to perfect the mortgage Lien on and security interest in the Indenture Estate created by the Indenture and the Ship Mortgage, and all such filings and recordings and other action will have been duly made, subject to requirements for filing continuation statements at appropriate intervals and subject to Permitted Liens, and (c) no other actions will be required to perfect such mortgage Lien and security interest.

          6.8  Chief Place of Business.  The chief place of business and chief
               -----------------------
executive office of the Charterer is in Fairfax, Virginia and the offices where it keeps its records concerning the Vessel and its accounts and contract rights are in Fairfax, Virginia.

          6.9  Litigation.  There is no action, suit, investigation or
               ----------
proceeding pending or, to the Actual Knowledge of the Charterer, threatened against the Charterer or affecting it or its properties before any Governmental Authority which, individually or in the aggregate (so far as the Charterer now can reasonably foresee), is reasonably likely materially and adversely to affect the consummation of the transactions under this Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement or any other Operative Document to which it is or will be a party or the ability of the Charterer to perform its obligations hereunder or thereunder.

          6.10  No Default.  No Charter Default or Charter Event of Default has
                ----------
occurred and is continuing.

          6.11  Event of Loss.  No Event of Loss has occurred.
                -------------

          6.12  Investment Company Act.  The Charterer is not an "investment
                ----------------------
company" or a company "controlled" by an

"investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6.13  No Brokers' Fees.  Neither the Charterer nor any Person acting
                ----------------
on its behalf has taken any actions the effect of which would be to cause the Owner Trust, the Indenture Trustee or any Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement other than fees payable to Morgan Stanley & Co. Incorporated, all of which fees, commissions or costs are included in Transaction Expenses or will be paid or indemnified against by the Charterer.

          6.14   No Other Business or Liabilities.  Except for activities and
                 --------------------------------
liabilities contemplated by Operative Documents and the U.K. Documents and comparable documents relating to two Other Vessels and activities incidental thereto, the Charterer has not engaged in any other business or activities or incurred any liabilities.

          6.15  Payment of Taxes, etc.  All Taxes, fees and other charges
                ---------------------
payable on or prior to the Closing Date in connection with the execution, delivery, recordation and filing of all documents and instruments, including the Operative Documents, and the performance of the transactions contemplated by the Operative Documents occurring on or prior to the Closing Date, have been paid in full.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN OR IN ANY OTHER OPERATIVE DOCUMENT, THE CHARTERER MAKES NOR SHALL THE CHARTERER BE DEEMED TO HAVE MADE, AND THE CHARTERER HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE REFERRED TO IN THIS SECTION, IN ANY OFFICER'S CERTIFICATE OF THE CHARTERER OR EXPRESSLY MADE IN ANY OTHER OPERATIVE DOCUMENT, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN OR CONDITION OF THE VESSEL OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, THE ABILITY OF THE VESSEL TO PERFORM ANY FUNCTION, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE; PROVIDED THAT THE FOREGOING SHALL NOT EXCUSE THE PERFORMANCE BY THE CHARTERER OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR THE BILL OF SALE.

          SECTION 7.  REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT.
                      --------------------------------------------------------

          The Owner Participant represents and warrants to each of the other parties hereto that:

          7.1  Due Organization.  The Owner Participant is a Cayman Islands
               ----------------
limited life company, duly organized, validly

existing and in good standing under the laws of the Cayman Islands and has the corporate power and authority to enter into and perform its obligations under this Agreement and each other Operative Document to which it is a party.

          7.2  Authorization; Execution; Enforceability.  The execution,
               ----------------------------------------
delivery and performance by the Owner Participant of this Agreement and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Owner Participant and do not and will not require the consent or approval of any shareholder of the Owner Participant which has not been obtained. This Agreement and each other Operative Document to which the Owner Participant is a party have been duly authorized, executed and delivered by the Owner Participant and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, are legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies. Any direction given by the Owner Participant to the Owner Trust pursuant to the Trust Agreement will have been duly authorized.

          7.3  No Violation.  The execution and delivery by the Owner
               ------------
Participant of this Agreement and each other Operative Document to which it is a party do not and will not, and the performance by the Owner Participant of its obligations under each thereof do not and will not, (i) violate or be inconsistent with or in violation of its charter documents or by-laws, (ii) contravene any Governmental Rule or Governmental Action applicable to it or require any Governmental Action and (iii) contravene any provision of, or constitute a default or require any consent under, any indenture, mortgage, contract or other instrument to which the Owner Participant is a party or by which it or any of its property is bound.

          7.4  Owner Participant's Liens.  There are no Owner Participant's
               -------------------------
Liens on the Trust Estate or the Indenture

Estate, or on any part of either thereof and the execution, delivery and performance by the Owner Participant of the Operative Documents to which it is a party will not subject the Trust Estate or the Indenture Estate to the Owner Participant's Liens.

          7.5  Acquisition for Investment.  The Owner Participant is acquiring
               --------------------------
its interest in the Trust Estate for its own account for investment and not with a view to, or for sale in connection with, any distribution of any such interest (it being understood that at all times the disposition of its property shall remain within its control), except that the Owner Participant reserves the right to transfer or assign any of or all such interest to the extent permitted by the terms of this Agreement and the Trust Agreement.

          7.6  Securities Act.  Neither the Owner Participant nor any Person
               --------------
authorized by the Owner Participant has directly or indirectly offered or sold any interest in the Trust Estate, the Trust Agreement or the Secured Note, or in any similar security relating to the Vessel Interest, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Secured Note, the Loan Participant, and neither the Owner Participant nor any Person authorized to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Secured Note to the provisions of Section 5 of the Securities Act or require the qualification of the Indenture under the Trust Indenture Act except to the extent required under Section 15 hereof.

          7.7  ERISA.  The Owner Participant is not acquiring any part of its
               -----
interest in the Trust Estate with the "plan assets" of any "employee benefit plan" within the meaning of ERISA (or of any "plan" within the meaning of Section 4975 of the Code), as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases, bulletins or as interpreted under applicable case law.

          7.8  Investment Company Act.  Neither the Owner Participant nor any of
               ----------------------
its Affiliates is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          7.9  Litigation.  There is no action, suit, investigation or
               ----------
proceeding pending or, to the Actual Knowledge of the Owner Participant, threatened against the Owner Participant or its properties before any Governmental Authority which, individually or in the aggregate (so far as the Owner Participant now can reasonably foresee), is reasonably likely materially and adversely to affect the ability of the Owner Participant to perform its obligations under this Agreement or any other Operative Document to which it is or will be a party.

          7.10  No Default.  No Indenture Default or Indenture Event of Default
                ----------
attributable to the Owner Participant has occurred and is continuing.

          7.11  Federal Reserve Regulations.  The Owner Participant is not
                ---------------------------
engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Secured Note will be used by it to purchase or carry any such margin stock or, assuming the accuracy of the representation set forth in Section 5.15, to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System of the United States.

          7.12  No Brokers' Fees.  Neither the Owner Participant nor any Person
                ----------------
acting on its behalf has taken any actions the effect of which would be to cause the Charterer or the Loan Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement not included in Transaction Expenses.


          SECTION 8.  REPRESENTATIONS AND WARRANTIES OF THE PASS THROUGH
                      TRUSTEE.
                      --------------------------------------------------

          State Street Bank and Trust Company represents and warrants in its individual capacity with respect to Sections 8.1, 8.2(a), 8.3, 8.4, 8.5(a), 8.6 and 8.7 and not in its individual capacity, but solely in its capacity as Pass Through Trustee under the Pass Through Trust Agreement, with respect to Sections 8.2(b) and 8.5(b), to each of the other parties hereto that:

          8.1  Due Organization.  State Street Bank and Trust Company is a state
               ----------------
chartered trust company, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Pass Through Trust Agreement and the Pass Through Trust Supplement.

          8.2  Authorization; Execution; Enforceability.  (a)  This Agreement,
               ----------------------------------------
the Pass Through Trust Agreement and the Pass Through Trust Supplement have been duly authorized, executed and delivered by State Street Bank and Trust Company, in its individual capacity and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, are legal, valid and binding obligations of State Street Bank and Trust Company in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (b) This Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement and the Pass Through Certificates have been duly authorized, executed and delivered by the Pass Through Trustee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, are legal, valid and binding obligations of the Pass Through Trustee, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles may limit the availability of certain remedies.

          8.3  No Violation.  The execution, delivery and performance by State
               ------------
Street Bank and Trust Company of this Agreement, the Pass Through Trust Agreement and the Pass Through Trust Supplement the purchase by the Pass Through Trustee of the Secured Note pursuant to this Agreement and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Agreement and Pass Through Trust Supplement are not and will not be inconsistent with its constitutional documents or do not and will not contravene any Governmental Rule of the United States of America or the Commonwealth of Massachusetts governing with respect to its banking or trust powers, and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which State Street Bank and Trust Company, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any Governmental Action of the United States of America or the Commonwealth of Massachusetts governing its banking or trust powers.

          8.4  Litigation.  There is no action, suit, investigation or
               ----------
proceeding pending or, to the Actual Knowledge of State Street Bank and Trust Company, threatened against it, whether in its individual capacity or as Pass Through Trustee, before any Governmental Authority governing its banking or trust powers which, individually or in the aggregate (so far as State Street Bank and Trust Company now can reasonably foresee), is reasonably likely materially and adversely to affect the ability of the Pass Through Trustee (in either such capacity) to perform its obligations under this Agreement or the Pass Through Trust Agreement (in either such capacity).

          8.5  Pass Through Trustee's Liens.  (a)  There are no Pass Through
               ----------------------------
Trustee's Liens attributable to State Street Bank and Trust Company in its individual capacity on the Pass Through Trust Property or on any part thereof.

          (b) There are no Pass Through Trustee's Liens on the Pass Through Trust Property or any part thereof.

          8.6  Securities Act.  State Street Bank and Trust Company has not
               --------------
offered any interest in the Pass Through Certificates or any Secured Note or any similar securities for sale to, or solicited any offer to acquire the same from, anyone other than the Underwriter, and no responsible officer or responsible employee of State Street Bank and Trust Company has knowledge of any such offer or solicitation, except as set forth in the Operative Documents, the Pass Through Trust Agreement and Underwriting Agreement.


          SECTION 9. REPRESENTATIONS AND WARRANTIES OF THE TRUST COMPANY AND OWNER TRUST.
                         -------------------------------------------------------

          The Trust Company, in its individual capacity, represents and warrants with respect to Sections 9.1, 9.2 (other than clause (b)(ii) thereof), 9.3, 9.4 (other than clause (b) thereto), 9.5, 9.6 (other than clause (b) thereto), 9.7 (as specified therein), 9.8 and 9.10, and in its capacity as Managing Trustee represents and warrants with respect to Sections 9.2(b), 9.4(b), 9.6 (b), 9.7 (as specified therein), 9.9, 9.10, 9.11 and 9.12 to each of the other parties hereto that:

          9.1  Due Organization.  The Trust Company is a Cayman Islands company
               ----------------
duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the corporate power and authority to enter into and perform its obligations under the Trust Agreement, this Agreement and each other Operative Document to which it is a party and assuming due authorization, execution and delivery by the Owner Participant of the Trust Agreement and upon due direction by the Owner Participant pursuant thereto, will have the power and authority to enter into and perform its obligations as Managing Trustee under the Trust Agreement, this Agreement and each other Operative Document to which the Owner Trust is a party.

          9.2  Authorization; Execution; Enforceability.  (a)  This Agreement,
               ----------------------------------------
the Trust Agreement and each other Operative Document to which the Trust Company is a party have been duly authorized, executed and delivered by the Trust Company and, assuming due authorization, execution and delivery by the other parties hereto and thereto, are legal, valid and binding obligations of the Trust Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (b) This Agreement and each other Operative Document to which the Owner Trust is a party (i) have been (assuming due authorization, execution and delivery by the Owner Participant of the Trust Agreement and upon due direction by the Owner Participant pursuant thereto) duly authorized, executed and delivered by one of its officers who is duly authorized to execute and deliver such Operative Document on behalf of the Managing Trustee, and (ii) assuming due authorization, execution and delivery by the other parties hereto and thereto, are legal, valid and binding obligations of the Owner Trust enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles may limit the availability of certain remedies and upon execution of the Secured Note by the Managing Trustee, authentication thereof by the Indenture Trustee and delivery thereof against payment or the giving of consideration therefor in accordance with the Indenture and this Agreement, the Secured Note will be legal, valid and binding obligations of the Owner Trust enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles may limit the availability of certain remedies.

          9.3  No Violation.  (a)  The execution and delivery by the Trust
               ------------
Company of the Trust Agreement and, to the extent it is a party hereto or thereto in its individual capacity, this Agreement and each other Operative Document, are not or will not be, and the performance by the Trust Company of its obligations under each will not be, inconsistent with the charter documents or by-laws of the Trust Company, do not and will not contravene any Cayman Islands Governmental Rule governing its banking or trust powers relating to or affecting its capacity to act as contemplated by the Trust Agreement or the other Operative Documents to which it is a party and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Trust Company is a party or by which it or any of its property is bound, or require any Cayman Islands Governmental Action relating to or affecting its capacity to act as contemplated by the Trust Agreement or the other Operative Documents to which it is or will be a party.

          (b) The execution and delivery by the Owner Trust of each Operative Document to which the Owner Trust is a party are not, and the performance by the Owner Trust of its obligations under each will not be, inconsistent with the charter documents or by-laws of the Trust Company, do not and will not contravene any Cayman Islands Governmental Rule regulating its banking or trust powers relating to or affecting its capacity to act as contemplated by the Trust Agreement or the Owner Trust Documents and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Owner Trust is a party or by which it or its property is bound or require any Cayman Islands Government Action relating to or affecting its capacity to act as contemplated by the Trust Agreement or the Owner Trust Documents.

          9.4  No Default.  (a)  No Indenture Default or Indenture Event of
               ----------
Default attributable to the Trust Company has occurred and is continuing.

          (b) No Indenture Default or Indenture Event of Default attributable to the Owner Trustee has occurred and is continuing.

          9.5  Litigation.  (a)  There is no action, suit, investigation or
               ----------
proceeding pending or, to the Actual Knowledge of the Trust Company, threatened against the Trust Company before any Governmental Authority which, individually or in the aggregate (so far as the Trust Company now can reasonably foresee), is reasonably likely materially and adversely to affect the ability of the Trust Company to perform its obligations under this Agreement or any other Operative Document to which it is a party.

          (b) There is no action, suit, investigation or proceeding pending or, to the Actual Knowledge of the Trust Company, threatened against the Owner Trust before any Governmental Authority.

          9.6  Owner's Liens.  (a) There are no Owner's Liens attributable to
               -------------
the Trust Company on the Trust Estate or the Indenture Estate, or on any part of either thereof and the execution, delivery and performance by the Trust Company of the Operative Documents to which the Trust Company is a party will not subject the Trust Estate or the Indenture Estate to any the Owner's Liens.

          (b) There are no Owner's Liens attributable to the Owner Trust on the Trust Estate or the Indenture Estate, or on any part of either thereof and the execution, delivery and performance by the Owner Trust of the Operative Documents to which the Owner Trust is a party will not subject the Trust Estate or the Indenture Estate to any the Owner's Liens.

          9.7  Securities Act.  None of the Trust Company, the Owner Trust or
               --------------
any Person authorized by either of the Trust Company or the Owner Trust to act on its behalf, has directly or indirectly offered or sold any interest in the Trust Estate or the Secured Note, or in any similar security relating to the Vessel Interest, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities (collectively, any "Security") to, or solicited any offer to acquire any of the same from, any Person, other than, in the case of the Secured Note, the Loan Participant, and none of the Trust Company, the Owner Trust or any Person authorized by either of the Trust Company or Owner Trust to act on its behalf will take any action other than the sale of the Secured Note to the Loan Participant that would subject the issuance or sale of any interest in the Trust Estate or the Secured Note to the provisions of
Section 5 of the Securities Act or require the qualification of the Indenture under the Trust Indenture Act it being understood that no Person has been authorized to act on behalf of the Owner Trust or the Trust Company in connection with the issuance and sale of any Security.

          9.8  Chief Place of Business.  The Trust Company's chief place of
               -----------------------
business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are kept are located in Grand Cayman, Cayman Islands.

          9.9  No Taxes Payable.  Except for Taxes based upon the income of any
               ----------------
Person, there are no Taxes payable in the jurisdiction in which the principal place of business of the Trust Company is located in connection with the execution, delivery, consummation or recordation of this Agreement and the other Operative Documents or upon or with respect to the Trust Estate or the Indenture Estate and, solely because the Trust Company is a Cayman Islands company with its principal place of business in the Cayman Islands and to the extent that it performs any of its duties as Managing Trustee in the Cayman Islands, the consummation of the transactions contemplated hereby and by the other Operative Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Vessel Interest).

          9.10  Title.  On the Closing Date, the Owner Trust shall have received
                -----
whatever title in and to the Vessel Interest as was conveyed to it by the Owner Participant.

          9.11  Federal Reserve Regulations.  The Owner Trust is not engaged
                ---------------------------
principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Secured Note will be used by it to purchase or carry any such margin stock or, assuming the accuracy of the representation set forth in Section 5.15, to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System of the United States.

          9.12 No Other Activities.  The Owner Trust has not engaged in any
               -------------------
business or activities other than those contemplated by the Operative Documents and the U.K. Documents and activities incidental thereto.

          SECTION 10.    REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE.
                         ----------------------------------------------------

          State Street Bank and Trust Company represents and warrants in its individual capacity with respect to Sections 10.1, 10.2(a), 10.3, 10.4 and 10.5(a), and not in its individual capacity, but solely in its capacity as Indenture Trustee with respect to Sections 10.2(b) and 10.5(b), to each of the other parties hereto that:

          10.1  Due Organization.  State Street Bank and Trust Company is a
                ----------------
state chartered trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Agreement and each other Operative Document to which it is or will be a party.

          10.2  Authorization; Execution; Enforceability.  (a)  This Agreement
                ----------------------------------------
and each other Operative Document to which State Street Bank and Trust Company, in its individual capacity is a party have been, duly authorized, executed and delivered by State Street Bank and Trust Company, in its individual capacity and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, are legal, valid and binding obligations of the Indenture Trustee in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles may limit the availability of certain remedies. Assuming due authorization, execution and delivery thereof by the Owner Trust, the Secured Note issued on the Closing Date pursuant to the terms of this Agreement and the Indenture on the Closing Date will have been duly authenticated.

          (b) This Agreement and each other Operative Document to which the Indenture Trustee is a party have been duly authorized, executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, are legal, valid and binding obligations of the Indenture Trustee, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles may limit the availability of certain remedies.

          10.3  No Violation.  The execution and delivery by State Street Bank
                ------------
and Trust Company of this Agreement and each other Operative Document to which it is a party are not and will not be, and the performance by it of its obligations under each will not be, inconsistent with its charter documents or do not and will not contravene any Governmental Rule of the United States of America or the Commonwealth of Massachusetts governing with respect to its banking or trust powers, and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which State Street Bank and Trust Company, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any Governmental Action of the United States of America or the Commonwealth of Massachusetts governing its banking or trust powers.

          10.4  Litigation.  There is no action, suit, investigation or
                ----------
proceeding pending or, to the Actual Knowledge of the Indenture Trustee, threatened against the Indenture

Trustee, whether in its individual capacity or as Indenture Trustee, before any Governmental Authority governing its banking or trust powers which, individually or in the aggregate (so far as the Indenture Trustee now can reasonably foresee), is reasonably likely materially and adversely to affect the ability of the Indenture Trustee (in either such capacity) to perform its obligations under this Agreement or any other Operative Document to which it is a party (in either such capacity).

          10.5  Indenture Trustee's Liens.  (a)  There are no Indenture
                -------------------------
Trustee's Liens attributable to State Street Bank and Trust Company in its individual capacity on the Indenture Estate or on any part thereof.

          (b) There are no Indenture Trustee's Liens on the Indenture Estate or any part thereof.

          SECTION 11.  CHARTERER COVENANTS.
                       -------------------

          The Charterer covenants and agrees that:

          11.1  Officer's Certificate.  The Charterer will deliver to the Owner
                ---------------------
Participant, the Owner Trust and the Indenture Trustee on or before November 1 of each year during the Charter Period, an Officer's Certificate of the Charterer to the effect that the signer is familiar with or has reviewed the relevant terms of the Charter and the signer does not have knowledge of the existence, as of the date of such certificate, of any condition or event which constitutes a Charter Event of Default.

          11.2  Maintenance of Corporate Existence, Etc. Subject to the
                ---------------------------------------
provisions of Section 11.3, the Charterer shall at all times maintain its corporate existence and preserve and keep in full force and effect its rights and franchises, the loss of which would have a material adverse effect on the financial condition of the Charterer or its ability to comply with its obligations under the Operative Documents.

          11.3  Merger, Consolidation, Sale, Etc.  So long as the Secured Note
                --------------------------------
remains Outstanding or any amounts due and owing by the Charterer with respect thereto to the Holders thereof under the Pass Through Trust Agreement or any other Operative Document remain unpaid and so long as the Charter Period shall not have expired or been terminated, the Charterer shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless:

          (i) the corporation formed by such consolidation or into which the Charterer is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Charterer as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall execute and deliver to the Owner Trust, the Owner Participant, the Indenture Trustee and the Pass Through Trustee an agreement (in form and substance reasonably satisfactory to each thereof) containing the assumption by such successor corporation of the due and punctual performance and observance of each covenant and condition of this Agreement, the Charter, the Pass Through Trust Agreement, the Pass Through Trust Supplement and each other Operative Document to which the Charterer is a party to be performed or observed by the Charterer;

          (ii) immediately after giving effect to such transaction, no Charter Event of Default shall have occurred and be continuing;

          (iii) the Charterer shall have delivered to the Owner Trust, the Owner Participant and the Indenture Trustee an Officer's Certificate of the Charterer, and an opinion of counsel to the Charterer (which may be the Charterer's internal counsel), each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (i) comply with this Section 11.3 and that all conditions precedent herein provided for relating to such transaction have been complied with (except that such opinion need not cover the matters referred to in clause (ii) above and may rely, as to factual matters, on an Officer's Certificate of the Charterer) and, in the case of such opinion, that such assumption agreement has been duly authorized, executed and delivered by such successor corporation and is enforceable against such successor corporation in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity; and

          (iv) after giving effect to any consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Charterer as an entirety in accordance with this Section 11.3, the Guarantee shall remain in full force and effect and shall constitute a full and unconditional guaranty of the successor corporation's obligations under the Operative Documents to which it is a party and the Pass Through Trust Agreement to the same extent as the Charterer's obligations under such documents prior to giving effect to any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Charterer.

Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Charterer as an entirety in accordance with this Section 11.3, the successor corporation formed by such consolidation or into which the Charterer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Charterer under this Agreement and the other Operative Documents with the same effect as if such successor corporation had been named as the Charterer herein. No such conveyance, transfer or lease of substantially all of the assets of the Charterer as an entirety shall have the effect of releasing the Charterer or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 11.3 from its liability hereunder.

          11.4  Change in Name or Chief Place of Business.  The Charterer shall
                -----------------------------------------
give notice to the Owner Trust, the Owner Participant and the Indenture Trustee promptly after any change in its name or chief place of business or chief executive office.

          11.5  Further Assurances.  The Charterer, at its own cost and expense,
                ------------------
will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Owner Trust, the Owner Participant, the Loan Participant or the Indenture Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplement and the other Operative Documents and the transactions contemplated hereby and thereby. The Charterer, at its own cost and expense, will cause the Indenture, the Ship Mortgage and the Charter, any supplements or amendments thereto and restatements thereof and all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, as may be necessary, advisable or as may be reasonably requested (x) by the Owner Trust, the Owner Participant, the Pass Through Trustee or the Indenture Trustee in order to establish, preserve and protect the interest of the Owner Trust in and to the Vessel Interest and the Owner Trust's rights under this Agreement and the other Operative Documents and (y) so long as any Secured Note is Outstanding, by the Indenture Trustee, the Loan Participant or (unless the Indenture Trustee objects thereto) the Owner Trust in order to establish, preserve, protect and perfect the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Ship Mortgage and the Indenture Trustee's rights under this Agreement and the other Operative Documents, subject only to Permitted Liens. During the ninety
(90) day period prior to the fifth, tenth, fifteenth and twentieth anniversary of the Closing Date the Charterer will cause to be prepared and delivered to the Managing Trustee and the Indenture Trustee an opinion of one or more legal counsel to the effect set forth in clauses (x) and (y) above subject to exceptions and qualifications similar to those taken in the opinions delivered as at the Closing Date and such other exceptions and qualifications as are customary at the time of giving such opinion.

          11.6  Inspection.  (a)  The Charterer shall permit the Indenture
                ----------
Trustee, (and any authorized representatives of any thereof), at such Person's risk (including, without limitation, as to personal injury and death) and expense, including, without limitation, the cost and expense for such Person's transportation to and from the Vessel, and under conditions reasonably acceptable to the Charterer and subject to Section 12.5 hereof, to visit and inspect the Vessel, and have access to officers of the Charterer and MSCL, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested; provided, however, that (A) unless there is
                                    --------  -------
an existing Charter Event of Default, the Indenture Trustee may not make more than one (1) such inspection in any calendar year without the Charterer's prior written consent and (B) prior to any such inspection the Charterer shall have been provided reasonable assurances than any Person conducting such inspection is fully insured with respect thereto.

          (b) No Person entitled to make any inspection or inquiry referred to in this Section 11.6 shall have any duty to make such inspection or inquiry, or shall incur any liability or obligation by reason of not making any such inspection or inquiry.

          11.7  Documentation of Vessels. The Charterer agrees that, at or
                ------------------------
before the time of delivery of the Vessel to the Owner Trust on the Delivery Date, the Charterer shall cause the Vessel to be documented, on a provisional basis, in the name of the Owner Trust at the Charterer's expense under the laws and the flag of the Marshall Islands and shall cause the Vessel to be documented on a permanent basis in the name of the Owner Trust promptly after the Delivery Date. The Charterer shall throughout the Charter Period maintain the documentation of the Vessel in the Marshall Islands (or in any other jurisdiction selected by the Charterer provided such other jurisdiction provides substantially equivalent (or better) protection for the rights of owner participants, lessors, lenders and mortgagees for similar transactions as the law of the Marshall Islands), and shall not do or suffer or permit to be done anything which would prevent the maintenance of the documentation of the Vessel under the laws and the flag of the Marshall Islands (or such other jurisdiction) or which would constitute or result in a violation of any applicable law or regulation of the Marshall Islands (or such other jurisdiction) non-compliance with which could create any material risk of or danger of the sale, forfeiture or loss of any material part of or interest in the Vessel, provided, however, that in the event
                                            --------  -------
the Vessel is documented in a jurisdiction other than the Marshall Islands, the Charterer shall make or cause to be made all filings and recordings or other actions necessary or advisable to establish the Indenture Trustee's and the Owner Trust's right, title and interest in and to the Vessel Interest, including the execution, delivery and filing of a ship mortgage in form and substance substantially similar to the Ship Mortgage with the appropriate governmental agency of such jurisdiction, provided further, however that such ship mortgage
                             -------- -------  -------
shall not be adverse to the interests of the Owner Trust or the Indenture Trustee in any material respect or increase either parties liability under the Operative Documents.

          11.8  No Petition. Unless otherwise agreed in writing by both the
                -----------
Indenture Trustee and Owner Participant, the Charterer hereby agrees to the fullest extent permitted by law that so long as the lien of the Indenture shall not have been discharged, it will not at any time institute against the Owner Trust, or join in the institution against the Owner Trust of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 12.  OTHER COVENANTS AND AGREEMENTS.
                       ------------------------------

          12.1  Agreements of Owner Participant.  The Owner Participant
                -------------------------------
covenants and agrees that:

          (a)  Discharge of Liens.  The Owner Participant will not create or
               ------------------
     permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, (i) all Owner Participant's Liens and (ii) all Owner's Liens resulting from any act or failure to act by the Owner Trust at the express direction of, or with express authorization from, the Owner Participant on all or any part of the Vessel Interest, the Trust Estate, the Indenture Estate, or title thereto or any interest therein. The Owner Participant shall indemnify, protect, defend, save and keep harmless the Charterer, the Loan Participant, and the Indenture Trustee from and against any and all Claims that may be imposed on, incurred by or asserted against such Person or the Vessel Interest arising out of or secured by the Owner Participant's Liens or the Owner's Liens described in clause (ii) of the preceding sentence.

     (b)  Cooperation with Charterer.  The Owner Participant shall, to the
          --------------------------
     extent reasonably so requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to make the filings and recordings listed in Schedule 3, including, without limitation, at any time and from time to time, upon the request of the Charterer promptly and duly executing and delivering, any and all such further instruments and documents as the Charterer may reasonably request in order to perform such covenants and to make such filings and recordings.

          (c)  Successor Owner Trustee.  The Owner Participant shall not appoint
               -----------------------
     or cause or allow to be appointed a successor to either Owner Trustee or an additional or separate trustee under the Trust Agreement without the prior written consent of the Charterer. The Owner Participant shall cause any such successor, additional or separate trustee, simultaneously with its assumption of duties in such capacity, to take all actions as may be reasonably requested by the Indenture Trustee, the Pass Through Trustee or the Charterer (including, without limitation, the filing of financing statements), at the Charterer's expense, in order to establish, preserve, protect and perfect its interest in and to the Vessel Interest and its rights under this Agreement and the other Operative Documents and, so long as any Secured Note is Outstanding, the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Ship Mortgage and the Indenture Trustee's rights under this Agreement and the other Operative Documents, subject only to Permitted Liens.

          (d)  Performance of Obligations.  The Owner Participant will perform
               --------------------------
     and comply with all obligations imposed on the Owner Participant pursuant to the provisions of the Charter or the Indenture in accordance with the terms and conditions of each thereof.

          (e)  Instructions to the Owner Trust.  The Owner Participant will not
               -------------------------------
     instruct or otherwise direct the Owner Trust to take, or omit to take, any action in violation of the express covenants and agreements of the Owner Trust in any Operative Document. Subject to Section 5 hereof, the Owner Participant will direct and instruct the Owner Trust to execute and deliver the Operative Documents to which it is to be a party and to comply with its obligations set forth therein. The Owner Participant will not unreasonably withhold its consent to or authorization of any consent requested of the Owner Trust under the terms of any Operative Document which by its terms is not to be unreasonably withheld by the Owner Trust.

          (f)  Termination of Trust Agreement.  Prior to the expiration or
               ------------------------------
     earlier termination of the Charter pursuant to its terms, the Owner Participant will not terminate or revoke, or consent to the termination or revocation of, the Trust Agreement, or, prior to the release of the Lien of the Indenture on the Indenture Estate, amend or modify such Trust Agreement in any manner that would materially adversely affect the Indenture Estate or limit in any material manner the rights of the Indenture Trustee set forth therein.

          (g) Election to Retain Title.  If the Owner Trust shall elect to
              ------------------------
     retain title to the Vessel Interest pursuant to Section 18(e) of the Charter, the Owner Participant will cause the Owner Trust to perform its obligations under Section 18(e) in accordance with the terms thereof.

          (h)  Additional Financings and Refundings.  The Owner Participant
               ------------------------------------
     shall, to the extent reasonably so requested by the Charterer, cooperate with the Charterer, (i) to facilitate the issuance of Additional Notes permitted by the provisions of Section 2.08(a) of the Indenture and (ii) to refund or refinance the Secured Note then Outstanding in accordance with the terms of the Indenture.

          12.2  Agreements of Trust Company and Owner Trust.  The Trust Company,
                -------------------------------------------
in its individual capacity, covenants and agrees with respect to Sections 12.2(a)(i) and 12.2(b) and the Owner Trust covenants and agrees with respect to Sections 12.2(a)(ii), 12.2(c), 12.2(d), 12.2(e), 12.2(f), 12.2(g), 12.2(h),
12.2(i) and 12.2(j) that:

          (a)  Discharge of Liens.  (i)  The Trust Company will not create or
               ------------------
     permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Owner's Liens on all or any part of the Vessel Interest, the Trust Estate, the Indenture Estate, or title thereto or any interest therein attributable to it. Except for the Owner Participant's obligation pursuant to Section 13.1(a)(ii), the Trust Company shall indemnify, protect, defend, save and keep harmless the Charterer, the Owner Participant, the Loan Participant and the Indenture Trustee from and against any and all Claims that may be imposed on, incurred by or asserted against such Person or the Vessel Interest arising out of or secured by any such Lien.

               (ii) The Owner Trust will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Owner's Liens on all or any part of the Vessel Interest, the Trust Estate, the Indenture Estate, or title thereto or any interest therein attributable to it.

          (b)  Change of Chief Place of Business.  The Trust Company shall give
               ---------------------------------
     notice to the Charterer, the Owner Participant and the Indenture Trustee prior to any change in its chief place of business or chief executive office, or the office where the records concerning the accounts, contract rights or general intangibles relating to the transactions contemplated hereby are kept.

          (c)  Cooperation with the Charterer.  The Owner Trust shall, to the
               ------------------------------
     extent reasonably so requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to make the filings and recordings listed in Schedule 3, including, without limitation, at any time and from time to time, upon the request of the Charterer promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Charterer may request in order to perform such covenants and to make such filings and recordings.

          (d)  Notice of Transfer of Assets.  The Owner Trust shall not transfer
               ----------------------------
     any of the estates, properties, rights, powers, duties or trusts of the Owner Trust to any successor trustee or to any additional or separate trustee under the Trust Agreement without giving prior written notice of such transfer to the Owner Participant, the Charterer, the Pass Through Trustee and the Indenture Trustee in accordance with Section 11 of the Trust Agreement.

          (e)  Certain Transfers; Termination.  Except as expressly permitted
               ------------------------------
     hereby or by the terms of any other Operative Document or required by the terms of the Head Lease, the Owner Trust will not transfer the Vessel Interest to any Person prior to the expiration or earlier termination of the Charter pursuant to its terms, other than a successor Owner Trust appointed in accordance with the provisions of Section 11 of the Trust Agreement, or terminate the Trust Agreement or distribute all or any part of the Trust Estate to any Person.

          (f)  Owner Trust's Activities.  The Owner Trust will not incur any
               ------------------------
     indebtedness for money borrowed, or enter into any other activity, except as contemplated by the

     Operative Documents or as may be necessary or advisable to carry out its obligations or enforce its rights thereunder.

          (g)  Notice of Indenture Event of Default.  Promptly after the Owner
               ------------------------------------
     Trust has Actual Knowledge that the Indenture Event of Default attributable to the Owner Trust has occurred and is continuing, the Owner Trust shall deliver to the Charterer a notice of such Indenture Event of Default which is not also a Charter Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Owner Trust has taken, is taking and proposes to take with respect thereto.

          (h)  ERISA.  The Owner Trust agrees that (i) it shall not permit any
               -----
     ERISA plan sponsored or maintained by it, any ERISA Affiliate or any PTE 90-24 Affiliate thereof to purchase or hold the Pass Through Certificate and (ii) neither it nor any PTE 90-24 Affiliate thereof shall act in a fiduciary capacity with respect to the purchase or holding by any ERISA plan of the Pass Through Certificates, in the case of (i) or (ii) which would constitute a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          (i)  Ownership for Tax Purposes.  The Owner Trust will not take any
               --------------------------
     position inconsistent with its ownership of the Vessel Interest for U.S. federal, state, or local income tax purposes.

          (j)  U.K. Documents.  Owner Trust will not consent to any amendment or
               --------------
     modification to the U.K. Documents which would adversely affect the Indenture Trustee, the holder of the Secured Note or the Pass Through Trustee without the prior written consent of the Indenture Trustee.

          12.3  Agreements of Pass Through Trustee.  The Pass Through Trustee
                ----------------------------------
covenants and agrees that:

          (a)  Transfer of Secured Note.  Any sale, transfer or assignment
               ------------------------
     (including, without limitation, a transfer pursuant to the exercise of remedies with respect to any Secured Note) by the Pass Through Trustee of any Secured Note or of all or any part of its interest hereunder or under the Indenture shall be on the express condition that the purchaser, transferee or assignee, as the case may be, shall agree to be bound by the terms and provisions applicable to the Pass Through Trustee contained in this Agreement, the Secured Note and the

     Indenture. The acceptance by any person of the Secured Note shall constitute such Person's agreement to be bound by the terms and provisions of this Agreement and the Indenture. The Pass Through Trustee will not make any such sale, transfer or assignment to any Person unless such Person delivers to the Charterer, the Owner Trust, the Indenture Trustee and the Owner Participant (i) a written representation and warranty by such Person (or an opinion of counsel reasonably satisfactory to the Charterer, the Owner Trust and the Owner Participant) that such sale, transfer or assignment to and the holding of any such interest by, such Person (1) will not result in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code, or (2) are covered by an exemption contained in ERISA or an administrative exemption adopted thereunder and (ii) a written undertaking by such Person that is substantially identical to the covenant made by the Pass Through Trustee in this Section 13.3(a) (including this clause (ii)).

          (b)  Instructions to Indenture Trustee.  The Pass Through Trustee will
               ---------------------------------
     not instruct or otherwise direct the Indenture Trustee to take, or omit to take, any action in violation of the express covenants and agreements of the Indenture Trustee in any Operative Document.

          (c)  ERISA.  The Pass Through Trustee agrees that (i) it shall not
               -----
     permit any ERISA Plan sponsored or maintained by it, any ERISA Affiliate or any PTE 90-24 Affiliate thereof to purchase or hold any Pass Through Certificate and (ii) neither it nor any PTE 90-24 Affiliate thereof shall act in a fiduciary capacity with respect to the purchase or holding by any ERISA Plan of the Pass Through Certificates, in the case of (i) or (ii) which would constitute a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          12.4  Agreements of Indenture Trustee.  State Street Bank and Trust
                -------------------------------
Company, in its individual capacity, to the extent set forth herein, and as Indenture Trustee, covenant and agree, as follows:

          (a)  Discharge of Liens.  State Street Bank and Trust Company
               ------------------
     covenants and agrees in its individual capacity that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary to discharge, all of Indenture Trustee's Liens on all or any part of any Vessel Interest, the Trust Estate or Indenture Estate, or title thereto or any interest therein. The Indenture Trustee shall indemnify, protect, defend, save and keep harmless the Charterer, the Owner Participant, the Loan Participant and the Owner Trust from and against any and all Claims imposed on, incurred by or asserted against such Person arising out of the Indenture Trustee's Lien.

          (b)  Cooperation With the Charterer.  The Indenture Trustee shall, to
               ------------------------------
     the extent reasonably requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to perform the Indenture Trustee's covenants contained in Section 11.5 and to make the filings and recordings listed in Schedule 3, including, without limitation, at any time and from time to time, upon request of the Charterer promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Charterer may request in order to perform such covenants and to make such filings and recordings.

          (c)  Original Charter.  Except to the extent otherwise required by the
               ----------------
     Indenture and so long as it remains as Indenture Trustee, State Street Bank and Trust Company agrees in its individual capacity that it will maintain possession of the version of the Charter identified in a receipt therefor executed by the Indenture Trustee as the original executed counterpart of the Charter.

          (d)  Performance of Obligations.  The Indenture Trustee will perform
               --------------------------
     and comply with the provisions of the Indenture which, upon satisfaction of any applicable conditions set forth therein, require payment or the tendering of performance to the Charterer.

          12.5  Confidentiality.  Each of the parties hereto agrees that all
                ---------------
     matters relating to this Agreement, the other Operative Documents and the transactions contemplated hereby shall be kept strictly confidential, including, without limitation, the substance of its commercial terms, and any disclosure of such matters shall be made only with the prior written consent of the other parties hereto. The obligations set forth in this Section shall survive any termination or rescission of this Agreement, the Operative Documents, and the Pass Through Trust Agreement, as the case may be. Nothing in this Section shall prevent, or require the consent of any party to, any disclosure:

          (a) required by the order of any court of competent jurisdiction;

          (b) as may be required by any Governmental Rule or Governmental Authority;

          (c) by either party to its legal and other professional advisers, or in the course of or for the purpose of any arbitration or court proceedings;

          (d) of information which has otherwise become public information through no breach of this Section 13.5 by the disclosing party or through filings made with the SEC; or

          (e) in the case of the Pass Through Trustee and Indenture Trustee as may be reasonably necessary or desirable to perform its duties on behalf of the holders of the Secured Notes and Pass Through Certificates.

     12.6  Further Assurances.  In the event of the sale of the Vessel pursuant
           ------------------
to Clause 23 of the Head Lease, the Owner Participant, the Charterer and the Indenture Trustee shall take such steps and sign such documents as may reasonably be required by the Owner Trust to effect such sale.

          SECTION 13.  INDEMNIFICATION.
                       ---------------

          13.1  General Indemnification.
                -----------------------

          (a) Indemnification.  The Charterer agrees, whether or not any of the
              ---------------
transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of (i) the Vessel or the Vessel Interest or any part thereof,
(ii) the Operative Documents, the U.K. Documents, the Pass Through Trust Agreement, the Pass Through Trust Supplement, or the transactions contemplated thereby or the issuance of the Secured Note or the Pass Through Certificates,
(iii) the manufacture, financing, refinancing, design, construction, inspection, purchase, ownership, acquisition, acceptance, rejection, delivery, nondelivery, possession, transportation, charter, sub-charter, sub-sub-subcharter, mortgaging, granting of a security interest in, preparation, installation, condition, transfer of title, rental, use, operation, storage, maintenance, modification, alteration, repair, assembly, sale, return, abandonment or other application or disposition of all or any part of the Vessel or the Vessel Interest or any interest therein, including, without limitation, (A) Claims or penalties arising from any violation of law or liability in tort (strict or otherwise), (B) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs and costs of corrective action) or death or injury to any Person, (C) latent or other defects, whether or not discoverable, and (D) any claim for patent, trademark or copyright infringement or (iv) any breach of or failure to perform or observe, or any other breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement or other obligation to be performed by the Charterer or the Guarantor under any Operative Document, or the falsity of any representation or warranty of the Charterer or the Guarantor in any of the Operative Documents, the Pass Through Trust Agreement or in any Officer's Certificate delivered by the Charterer or the Guarantor; provided, however, that
                                                         --------  -------
the Charterer shall not be required to indemnify any Indemnitee under this
Section 13.1 for (1) any Claim in respect of the Vessel to the extent attributable to acts, events, circumstances or conditions which arise, occur or exist after the earlier of: (I) the return of possession of the Vessel Interest to the Owner Trust or its designee pursuant to the terms of the Charter (other than as a result of a Charter Event of Default) or (II) the payment by the Charterer of all amounts required to be paid under the Charter following an Event of Loss with respect to the Vessel, (2) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (other than willful misconduct or gross negligence imputed to such Indemnitee as a matter of law without regard to any action or inaction of such Indemnitee and solely by reason of its interest in the Vessel Interest), (3) any Transaction Expense or any other expense or Claim expressly provided under any of the Operative Documents to be paid or borne by such Indemnitee at its own expense (or without reimbursement or indemnification), (4) any Claim to the extent resulting from the offer, sale, disposition or transfer by such Indemnitee of all or part of its interest in the Vessel Interest, the Secured Note, the Pass Through Certificates or the Trust Estate, other than any such transfer or disposition
(i) resulting from a continuing Charter Event of Default, (ii) in connection with an Event of Loss, or (iii) to a successor Owner Trustee, and, in each case, without duplication of any amounts recovered pursuant to the Charter, (5) any Claim to the extent resulting from a breach by such Indemnitee of any of its representations, warranties or covenants in the Pass Through Trust Agreement or in any of the Operative Documents or in any Officer's Certificate delivered pursuant thereto, or to the extent resulting from a knowing violation of law by such Indemnitee, unless such violation of law is the result of the failure of any other party to comply with its obligations under any Operative Document to which it is a party (other than, in the case of the Owner Participant, such a failure by the Owner Trustee as a result of the direction or instruction of the Owner Participant and, in the case of the Loan Participant, such failure by the Indenture Trustee as a result of the direction or instruction of (or a vote or consent in favor of such direction or instruction by) the Loan Participant), (6) any Claims in respect of Taxes (other than

Taxes required to be paid to indemnify such Indemnitee under this Section 13.1 on an After-Tax Basis) whether or not the Charterer is obligated to indemnify for such Taxes under Section 13.2, (7) any Claim principally resulting from any business, transaction or other activity in which such Indemnitee is engaged, other than the transactions contemplated hereby, by the Pass Through Trust Agreement or by any of the other Operative Documents, except to the extent resulting from a Charter Event of Default, (8) any Claim to the extent attributable to the authorization or giving or withholding by such Indemnitee of any future amendments, supplements, waivers or consents with respect to any Operative Document or the Pass Through Trust Agreement, other than such as have been requested by the Charterer or Guarantor, or such that occur as a result of a Charter Event of Default that shall have occurred and is continuing, or such as are expressly required by any Operative Document or the Pass Through Trust Agreement, (9) any Claim resulting from any Lien resulting from any Claim against such Indemnitee for which such Indemnitee is not indemnified hereunder as a result of any other exclusion under this Section 13.1, (10) any Claim resulting from the Indenture Event of Default which is not occasioned by a Charter Event of Default or Charter Default, (11) with respect to the Owner Trust, the Trust Company, the Resident Trustee and the Owner Participant, any Claim resulting from the indemnity given by the Owner Participant pursuant to
Section 6.3 of the Trust Agreement or any indemnification pursuant thereto, except to the extent that the indemnitee under such Section 6.3 would be otherwise entitled to indemnification from the Charterer under this Section 13.1, (12) any Claim of the Pass Through Trustee to the extent that it is indemnified by the Charterer pursuant to the Pass Through Trust Agreement, (13) Claims against such Indemnitee resulting from a violation of ERISA or Section 4975 of the Code, other than, in the case of an Owner Participant, the making and holding of its investment pursuant to this Participation Agreement or the taking of any action at the request or direction of the Charterer, (14) any claim which is an ordinary and usual operating or overhead expense of such Indemnitee, (15) failure on the part of the Indenture Trustee, the Owner Trust or the Pass Through Trustee, as the case may be, to distribute in accordance with the Indenture, or the Trust Agreement, or the Pass Through Trust Agreement, as the case may be, any amounts received and distributable by it thereunder,
(16) any Claim that constitutes or arises from such Indemnitee's exercise of its contest rights with respect to a Permitted Lien attributable to such Indemnitee,
(17) any Claim of such Indemnitee relating to or arising from the inaccuracy, incompleteness or misleading nature of any statement or representation included in any registration statement issued in connection with any of an offer, sale or disposition of any Secured Note, Pass Through Certificates or similar interest, which statement or representation is based on written information supplied or made available by such Indemnitee specifically for inclusion in such registration statement, (18) any Claim of such Indemnitee (x) arising out of its inability to invest in another transaction or for any other purpose as a result of such Indemnitee's participation or investment of funds in connection with the transactions contemplated by this Agreement, or (y) for which a payment of Termination Value paid by a Charterer in accordance with the terms of the Operative Documents is intended to compensate such Indemnitee, (19) any Claim to the extent that such Claim would not have arisen but for the appointment of a successor or an additional Owner Trustee without the consent of the Charterer, (20) any Claim to the extent that such Claim relates to amounts payable by an Owner Participant to the Indenture Trustee in respect of the Secured Note with respect to any Premium thereon as a result of a Indenture Event of Default which is not occasioned by a Charter Event of Default or any Premium payable by the Charterer or the Owner Participant pursuant to Section 3.06 of the Indenture and (21) any Claim arising from the negligence or strict liability of such Indemnitee to the extent indemnity therefor would be in violation of applicable law.

          (b)  Notices.  If the Charterer shall obtain knowledge of any action,
               -------
suit, proceeding or written notice of any Claim indemnified against under this
Section 13.1, the Charterer shall give prompt notice thereof to the appropriate Indemnitee or Indemnitees, as the case may be, and if any Indemnitee shall obtain any such knowledge, such Indemnitee shall give prompt notice thereof to the Charterer; provided that the failure of such Indemnitee to so notify the
               --------
Charterer shall not affect the Charterer's indemnification obligations under this Section 13.1 to such Indemnitee except to the extent of any damage to Charterer resulting from such failure. With respect to any amount that the Charterer is requested by an Indemnitee to pay by reason of this Section 13.1, such Indemnitee shall, if so requested by the Charterer and prior to any payment, submit such additional information in such Indemnitee's possession to the Charterer as the Charterer may reasonably request properly to substantiate the requested payment.

          (c)  Contests.  Subject to the rights of insurers under policies of
               --------
insurance maintained pursuant to Section 16 of the Charter, the Charterer shall have the right, at its sole cost and expense, to investigate, and the right in its sole discretion to defend or compromise, any Claim for which indemnification is sought under this Section 13.1, and the Indemnitee shall cooperate, at the Charterer's expense, with all reasonable requests of the Charterer in connection therewith. The Charterer will provide the Indemnitee with such information not within the control of such Indemnitee, as is in the Charterer's control or is reasonably available to the Charterer, which such Indemnitee may reasonably request and shall otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under this Section 13.1. Where the Charterer or the insurers under a policy of insurance maintained by the Charterer undertake the defense of an Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the Charterer or such insurers; provided, however, that if (i) in the written
                            --------  -------
opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) such Indemnitee has been indicted or otherwise charged in a criminal complaint in connection with a Claim not excluded by
Section 13.1(a) and such Indemnitee informs the Charterer that such Indemnitee desires to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the Charterer. Subject to the requirements of any policy of insurance, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Charterer pursuant to the preceding provisions; provided that such party's participation does not, in
                          --------
the reasonable opinion of the independent counsel appointed by the Charterer or its insurers to conduct such proceedings, significantly interfere with such control; and such participation shall not constitute a waiver of the right to receive the indemnification provided in this Section 13.1. Notwithstanding anything to the contrary contained herein, (x) the Charterer shall not under any circumstances be liable for the fees and expenses of more than one counsel for each of (i) the Owner Participant and the Owner Trust (and their respective successors and permitted assigns, agents and servants) and (ii) the Loan Participants and the Indenture Trustee (and their respective successors and permitted assigns, agents and servants), and (y) during the continuance of a Charter Event of Default, the Charterer shall not compromise any Claim without the consent of the applicable Indemnitee, such consent not to be unreasonably withheld.

          (d)  Subrogation.  Upon payment in full of any Claim by the Charterer
               -----------
pursuant to this Section 13.1 to or on behalf of an Indemnitee, the Charterer, without any further action, shall be subrogated to any and all claims that such Indemnitee may have in respect of the matters against which such indemnity was given (other than claims under any insurance policies maintained by such Indemnitee). Such Indemnitee agrees to cooperate with the Charterer and to execute such further instruments to permit the Charterer, at the Charterer's expense, to pursue such claims, to the extent reasonably requested by the Charterer.

          (e)  Refunds.  Upon receipt by any Indemnitee of a repayment or
               -------
reimbursement of all or any part of any Claim for which the Charterer shall have paid for any Indemnitee or for which the Charterer shall have reimbursed any Indemnitee pursuant to this Section 13.1, such Indemnitee shall pay to the Charterer, as promptly as practicable after the receipt thereof, the amount of such repayment or reimbursement plus any interest received by such Indemnitee on such amount plus the amount of any tax savings realized by such Indemnitee as a result of such payment made to the Charterer.

          (f) Payments; Verification.  Any amount payable to any Indemnitee
              ----------------------
pursuant to this Section 13.1 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable and, if requested by the Charterer, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Charterer and the Indemnitee at the Charterer's expense, unless such accounting firm determines that the amount payable by the Charterer is less than 95 percent (95%) of the amount shown on such written statement, in which case such verification shall be at such Indemnitee's expense.

          (g) Trustee's Fees.  The Charterer shall pay the reasonable ongoing
              --------------
fees and expenses of the Managing Trustee, Delaware Trustee, the Pass Through Trustee and the Indenture Trustee for acting as such to the extent not included in the Transaction Expenses. The Charterer shall have the right to receive and review any substantiation relating to any such ongoing expense as it may reasonably request.

          13.2  General Tax Indemnification.
                ---------------------------

          (a)  Payment of Taxes.  The Charterer agrees that each payment of Base
               ----------------
Hire and Termination Value pursuant to the Charter shall be free of all withholding with respect to Taxes of any nature whatsoever, and in the event that the Charterer shall be required by applicable law to make any such withholding for any such payment, (x) Base Hire and Termination Value payable shall be increased so that after making all required withholdings the Tax Indemnitee receives an amount equal to the Hire it would have received had such withholdings not been made, (y) the Charterer shall make such withholdings and
(z) the Charterer shall pay the full amount withheld to the relevant taxing authority in accordance with applicable law. If for any reason, the Charterer is required to make any payment to a taxing authority or to any Tax Indemnitee as a result of the application of the preceding sentence or otherwise that relates to or is a result of any Tax imposed on or with respect to any Tax Indemnitee which Tax

(in whole or in part) is not the responsibility of the Charterer under the terms of this Section 13.2, then the Tax Indemnitee in respect of whom such Tax is an excluded Tax hereunder shall, within 30 days after receipt of notice of payment of the Tax and appropriate payment documentation with respect thereto, pay to the Charterer an amount which equals the amount paid by the Charterer with respect to or as a result of such Tax that is not the responsibility of the Charterer (including any expenses or other charges borne by the Charterer) increased by (but subject to the proviso in Section 13.2(f)) the amount of tax savings to such Tax Indemnitee attributable to the making of such payment to the Charterer. Each Tax Indemnitee also agrees (subject to the proviso in Section 13.2(f)) to reimburse the Charterer for any amounts withheld for which such Tax Indemnitee obtains a credit or refund, within 30 days after receipt of such credit or refund.

          Except as provided in Section 13.2(b), the Charterer agrees to pay, and to indemnify, protect, defend, save and keep harmless each Tax Indemnitee, on an After-Tax Basis, whether or not any or all of the transactions contemplated hereby are consummated in whole or in part, from and against any and all taxes, impositions, fees, levies, assessments, duties, withholdings, governmental claims or other charges of any nature whatsoever (together with any related interest, fines, penalties or additions to tax), including, without limitation, rental, income, withholding, sales, use, transfer, leasing, personal property, excise, receipts, franchise, value-added, stamp, filing, recording, documentation or license taxes, however imposed or asserted, by any United States federal, state or local government or taxing authority (including any possession or territory thereof) or any foreign government or taxing authority or subdivision thereof, or any international taxing authority or any subdivision or taxing authority of any thereof (all the foregoing being herein collectively called "Taxes" or, separately, a "Tax"), upon or with respect to (i) the Vessel
        -----                     ---
Interest or any portion thereof or interest therein, (ii) the acquisition, purchase, sale, financing, chartering, subchartering, sub-subchartering and sub-sub-subchartering, ownership, maintenance, repair, modification, replacement, removal, substitution, redelivery, alteration, insuring, control, use, operation, manufacture, assembly, delivery, possession, repossession, location, storage, importation, exportation, refinancing, refunding, transfer of title, registration, reregistration, transfer of registration, return or other disposition thereof of all or any part of the Vessel Interest or any portion thereof or interest therein, (iii) the rental payments (including, without limitation, all Base Hire and Supplemental Hire), receipts or earnings arising from the Vessel Interest or any portion thereof or interest therein, or payable pursuant to the Charter, or any other payment or right to receive payment pursuant to the Operative Documents or the Pass Through Trust Agreement or Pass Through Certificate (including, without limitation, any payment of principal, interest, discount or premium on or with respect to the Secured Note), (iv) the Operative Documents and any other documents contemplated hereby or thereby and amendments and supplements thereto, or the issuance, refunding, refinancing or resetting of the Secured Note or the Pass Through Certificate or any other document executed and delivered in connection with the consummation of the transactions contemplated by the Operative Documents or Pass Through Trust Agreement or the interest of any Tax Indemnitee in any of the foregoing, or the execution, amendment, issuance or delivery of any of the foregoing, (v) the Indenture Estate or Trust Estate or Pass Through Trust or the property, or the income or other proceeds received with respect to the property, held by the Indenture Trustee under the Indenture or the Owner Trustee under the Trust Agreement, or (vi) otherwise arising out of, with respect to, or in connection with the transactions contemplated by the Operative Documents, the Pass Through Certificate, or the Pass Through Trust Agreement.

          (b)  Exclusions from General Tax Indemnity.  The provisions of Section
               -------------------------------------
13.2(a) shall not apply to, and the Charterer shall have no liability to a Tax Indemnitee under Section 13.2(a) with respect to:

               (1) Taxes (other than such Taxes that are sales, use, rental, property or ad valorem Taxes) imposed on, based on or measured by, net
                 -- -------
     income, receipts, capital, net worth, excess profits or conduct of business which are imposed by the United States federal, or any state or local government therein, or any foreign or international taxing authority, including any franchise or privilege Taxes, minimum Taxes, value added Taxes imposed in lieu of net income Taxes, withholding Taxes (other than withholding Taxes resulting from either the Owner Trust or Owner Participant not being a United States person for United States federal income tax purposes), and any Taxes on or measured by any items of tax preference;

               (2) Taxes, including, without limitation, sales and transfer Taxes, that result from any voluntary or involuntary transfer by such Tax Indemnitee of any interest in the Owner Participant, the Vessel Interest, the Trust Estate or any portion of any of the foregoing, or any interest arising out of the Operative Documents or Pass Through Trust Agreement or the Secured Note or Pass Through Certificate; provided, however, that this
                                                   --------  -------
     Section 13.2(b)(2) shall not apply to any transfer that (A) relates to the exercise of remedies in connection with a Charter Event of Default; (B) results from a Event of Default or from an Event of Loss; or (C) results from the replacement, removal or substitution of all or any part of the Vessel Interest;

               (3) Taxes imposed by any jurisdiction that would not have been imposed on a Tax Indemnitee but for its activities in such jurisdiction unrelated to the transactions contemplated by the Operative Documents or Pass Through Trust Agreement;

               (4) Taxes that result from (A) the willful misconduct or gross negligence of such Tax Indemnitee, (B) the breach or inaccuracy by such Tax Indemnitee of any of its representations, covenants and obligations under the Operative Documents, (C) the failure of a Tax Indemnitee to file tax returns properly and on a timely basis or to claim a deduction or credit to which it is entitled (provided that such Tax Indemnitee shall not be obligated to claim a deduction or credit if it requests but fails to receive an opinion of Dewey Ballantine or other independent counsel selected by such Tax Indemnitee and reasonably acceptable to the Charterer that it is entitled to claim such deduction or credit), or (D) the failure of a Tax Indemnitee to comply with certification, reporting or other similar requirements of the jurisdiction imposing such Tax; provided,
                                                                 --------
     however, that the exclusions set forth in subclauses (C) and (D) shall not
     -------
     apply if any such failure is the result of the failure of the Charterer to
     (I) perform its obligations under Section 13.2(c), or to perform its duties and responsibilities pursuant to any of the Operative Documents, (II) timely and properly notify such Tax Indemnitee of the applicable filing, certification, reporting or other similar requirements, or (III) provide reasonable assistance in complying with any such requirement;

               (5) Taxes which are attributable to any period or circumstance occurring after the expiration or earlier termination of the Charter, except to the extent attributable to (A) a failure of the Charterer to fully discharge its obligations under the Charter, (B) Taxes imposed on or with respect to any payments that are due after the expiration or earlier termination of the Charter and which are attributable to a period or circumstance occurring prior to such expiration or earlier termination or (C) Taxes that relate to events, matters or circumstances occurring prior to such expiration or earlier termination;

               (6) Taxes which are based on or measured by fees or compensation received by the Owner Trustee for acting as Owner Trustee under the Trust Agreement, the Indenture Trustee for acting as Indenture Trustee under the Indenture or Pass Through Trustee for acting as Pass Through Trustee under the Pass Through Trust Agreement;

               (7) other than with respect to Owner Participants and the Shareholders therein, Taxes to the extent such Taxes would not have been imposed on a Tax Indemnitee if such Tax Indemnitee were a United States person for United States federal income tax purposes;

               (8) any Tax that is being contested in accordance with the provisions of Section 13.2(e) during the pendency of such contest, but only for so long as such contest is continuing in accordance with such Section and payment is not otherwise required pursuant to such Section;

               (9) Taxes as to which any Tax Indemnitee fails to comply with its contest obligations under Section 13.2(e) in any material respect, but only to the extent such failure materially impairs the Charterer's contest rights with respect to the Taxes that are the subject of the contest and is not due to any act or failure to act by the Charterer; provided, however,
                                                            --------  -------
     that this Section 13.2(b)(9) shall not constitute a waiver by the Charterer of its rights, if any, to assert and sue upon any claims it may have against the Tax Indemnitee by reason of its failure to comply with its obligations under Section 13.2(e) of this Agreement;

              (10) Taxes imposed as a result of the trust described in the Trust Agreement or the Pass Through Trust not being treated as a grantor trust or other conduit entity for federal, state or local tax purposes;

              (11) any Taxes with respect to a transferee or subsequent transferee to the extent of the excess of such Taxes over the amount of the Taxes that would have been imposed had there not been a transfer by the initial Tax Indemnitee after the Closing Date of (i) an interest in the Owner Participant, the Vessel Interest, or of a beneficial interest in the Trust Estate or any portion of any of the foregoing, or (ii) any interest arising under any Operative Document or Pass Through Trust Agreement or any Secured Note or Pass Through Certificate;

             (12) Taxes which have been included in Owner's Cost;

             (13) any Taxes imposed as a result of, or in connection with, any "prohibited transaction," within the meaning of Section 4975 of the Code,
     Section 406 or ERISA or any comparable laws of any governmental authority, engaged in by any Tax Indemnitee other than, in the case of the Owner Participant, the making and holding of its investment in the Interest or the taking of any action at the request or direction of the Charterer;

             (14) Taxes imposed on the Owner Trust resulting from a Lessor's
     Lien;

             (15) Taxes resulting from an amendment to an Operative Document which is not consented to by the Charterer in writing; or

             (16) any Tax in the nature of an intangible tax or similar tax upon or with respect to the value of the interest of the Indenture Estate or a Certificateholder, as the case may be, in any of the Secured Note or Certificate imposed by any government or taxing authority.

          Notwithstanding anything contained herein or any other Operative Document to the contrary, the Charterer acknowledges and agrees to indemnify and hold harmless the Owner Participant and Owner Trust against any and all withholding Taxes (inclusive of any interest and penalties imposed for any failure to timely withhold such Taxes) imposed on or with respect to any amounts paid to Loan Participant as an indemnified Tax for purposes of this Section 13.2, unless such withholding is due to (i) the Owner Trust not being a United States person for United States federal income tax purposes, (ii) a failure of the Owner Participant or the Owner Trustee to comply with any provision of the Operative Documents (including Section 13.2(b)(4)) except if such failure is the result of the failure of the Charterer to perform its obligations under Section 13.2(c) or (iii) the breach or inaccuracy of any representations, covenants or obligations by the Owner Participant or Owner Trust under the

Operative Documents. If a Tax (including any related interest, fines, penalties or addition to Tax) results from a failure of any Tax Indemnitee to comply with its obligations under the Operative Documents or the Pass Through Trust Agreement and the Charterer is required to indemnify another Tax Indemnitee against the imposition of such Tax, then the Tax Indemnitee whose failure resulted in the imposition of such Tax shall, within 30 days after receipt of notice of payment of the Tax and appropriate payment documentation with respect thereto, pay to the Charterer an amount which equals the amount paid by the Charterer with respect to or as a result of such Tax (including any expenses or other charges borne by the Charterer) increased by (but subject to the proviso in Section 13.2(f)) the amount of tax savings to such Tax Indemnitee attributable to the making of such payment to the Charterer.

          The provisions of this Section 13.2(b) shall not apply to any Taxes imposed in respect of the receipt or accrual of any indemnity payment made by the Charterer pursuant to this Section 13.2 hereof.

          (c) Reports.  If any report, return, certification or statement is
              -------
required to be filed with respect to any Tax that is subject to indemnification under this Section 13.2, the Charterer shall timely prepare and file the same (except for (i) any report, return or statement relating to any Taxes described in Section 13.2(b)(1) or any Taxes in lieu of or enacted in substitution for any of the foregoing or (ii) any other report, return, certification or statement which the Tax Indemnitee has notified the Charterer that the Tax Indemnitee intends to prepare and file); provided that such Tax Indemnitee shall have
                              --------
furnished the Charterer, at the Charterer's expense, with such information reasonably necessary to prepare and file such returns as is within such Tax Indemnitee's control. The Charterer shall either file such report, return, certification or statement (so as to show the ownership of the Vessel Interest in the Owner Trust) and send a copy of such report, return, certification or statement to the Owner Participant and the Owner Trust, or, where not so permitted to file, shall notify the Owner Participant and the Owner Trust of such requirement within a reasonable period of time prior to the due date for filing (without regard to any applicable extensions) and prepare and deliver such report, return, certification or statement to the Owner Participant and the Owner Trust. In addition, within a reasonable time prior to the time such report, return, certification or statement is to be filed the Charterer shall, to the extent permitted by law, cause all billings of such Taxes to be made to each Tax Indemnitee in care of the Charterer, make payment thereof and furnish written evidence of such payment. The Charterer shall furnish promptly upon written request such data, records and documents as any Tax Indemnitee may reasonably require of the Charterer to enable such Tax Indemnitee to comply with requirements of any taxing jurisdiction arising out of such Tax Indemnitee's participation in the transactions contemplated by this Agreement, including, without limitation, requirements relating to Taxes described in Section 13.2(b)(1).

          (d) Payments.  Any Tax indemnified hereunder shall be paid directly
              --------
when due to the applicable taxing authority if direct payment is permitted, or shall be reimbursed to a Tax Indemnitee on demand if paid by such Tax Indemnitee in accordance herewith. Except as otherwise provided in this Section 13.2, all amounts payable to a Tax Indemnitee hereunder shall be paid promptly in immediately available funds, but in no event later than the later of (i) 10 days after the date of such demand or (ii) 10 days before the date the Tax to which such amount payable hereunder relates is due or is to be paid (ignoring extension of time) and shall be accompanied by a written statement (which written statement shall, at the Charterer's request, be verified by a nationally recognized independent accounting firm mutually acceptable to the Charterer and the Tax Indemnitee, such verification to be at the Charterer's expense unless such accountants determine that the amount payable by the Charterer is less than ninety-five percent (95%) of the amount shown on such written statement, in which event it will be paid by the Tax Indemnitee) describing in reasonable detail the Tax and the computation of the amount payable. In the case of a Tax subject to indemnification under this Section 13.2 which is properly subject to a contest in accordance with Section 13.2(e), the Charterer (i) shall be obligated to make any advances with respect to such Tax whenever required under
Section 13.2(e) and (ii) shall pay such Tax (in the amount finally determined to be owing in such contest) prior to the latest time permitted by the relevant taxing authority for timely payment after a Final Determination.

          (e) Contests; Refunds.  (i)  In the event a taxing jurisdiction makes
              -----------------
a claim with respect to any Tax for which a Charterer may be liable under this
Section 13.2 (a "Tax Claim"), the Charterer may cause the applicable Tax
                 --- -----
Indemnitee to contest such Tax Claim as set forth herein. In the event any Tax Indemnitee receives notice of a Tax Claim or potential Tax Claim which may be indemnified under this Section 13.2, such Tax Indemnitee shall promptly notify the Charterer thereof. If requested by the Charterer in writing within 30 days of receipt of such notice (or, if sooner, on or before the last date upon which the contest of such Tax can be initiated, provided that the Tax Indemnitee's notice to the Charterer discloses such date), such Tax Indemnitee shall, upon receipt of an indemnity satisfactory to it for all reasonable costs, expenses, losses, legal and accountants' fees and disbursements, and for all penalties, fines, additions to tax and interest, and at the expense of the Charterer, contest the imposition of any Tax Claim by (1) resisting payment thereof, if such Tax Indemnitee in its reasonable discretion shall determine such course of action to be appropriate, (2) not paying the same except under protest, if protest is necessary and proper, or (3) if payment shall be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or both; provided, however, that in no event will such Tax
                      --------  -------
Indemnitee be required to contest or continue to contest any Tax Claim unless such Tax Indemnitee and the Owner Participant shall have reasonably determined that the action to be taken will not result in any material risk of sale, forfeiture or loss of, or the creation of any lien (except if the Charterer shall have adequately bonded such lien, or otherwise made provision to protect the interests of such Tax Indemnitee and the Owner Participant in a manner reasonably satisfactory to such Tax Indemnitee and the Owner Participant) on, the Vessel Interest, any part thereof or interest therein. If such contest shall involve payment of the Tax Claim, the Charterer shall have advanced to such Tax Indemnitee the amount of such payment plus interest, penalties and additions to tax with respect thereto on an interest-free basis, and shall have agreed to indemnify the Tax Indemnitee, on an After-Tax Basis, for any adverse tax consequences resulting from such advance. If permitted by applicable law, the Charterer may contest, at its own expense, the imposition of any Tax Claim if the proviso in the second preceding sentence is satisfied. In any contest controlled by the Tax Indemnitee, such Tax Indemnitee will consult with the Charterer and permit the Charterer to participate in a reasonable manner in the conduct of the contest.

          A Tax Indemnitee shall not make, accept or enter into a settlement or other compromise with respect to any Taxes indemnified pursuant to this Section
13.2 (which proceeding the Tax Indemnitee is required to continue), or forego or terminate any such proceeding with respect to Taxes indemnified pursuant to this
Section 13.2, without the prior written consent of the Charterer. Notwithstanding the foregoing, if a Tax Indemnitee refuses to contest any Tax Claim or effects a settlement or compromise of any such Tax that the Tax Indemnitee is required to contest or otherwise terminates any such contest without such prior written consent of the Charterer, such Tax Indemnitee shall be deemed to have waived its right to any indemnity payment by the Charterer that would otherwise be payable by the Charterer pursuant to this Section 13.2 in respect of such Tax Claim.

          (ii) Upon receipt by any Tax Indemnitee of a repayment or refund of all or any part of any Tax which such Charterer shall have paid for, or advanced to, such Tax Indemnitee or for which the Charterer shall have reimbursed such Tax Indemnitee pursuant to this Section 13.2, such Tax Indemnitee shall pay to the Charterer, as promptly as practicable after the receipt thereof, the amount of such repayment or refund plus any interest received by, or credited to, such Tax Indemnitee on such amounts net of Taxes thereon plus the amount of any net tax savings actually realized by such Tax Indemnitee as a result of the payment made to the Charterer; provided, however, that: (A) such Tax Indemnitee
                               --------  -------
shall not be obligated to make such payment with respect to any net tax savings to the extent that the amount of such payment would exceed (x) all prior indemnity payments (excluding costs and expenses incurred with respect to contests) made by the Charterer with respect to such Tax pursuant to this
Section 13.2 and less (y) the amount of all prior payments by such Tax Indemnitee to the Charterer hereunder with respect to such Tax (but any such excess shall be applied against, and reduce pro tanto, any future payment due
                                            --- -----
such Tax indemnitee pursuant to this Section 13.2); and (B) if there is (1) a subsequent loss of any such tax savings or refund realized by the Tax Indemnitee or (2) a reduction of an amount otherwise payable to a Tax Indemnitee hereunder as a result of any such tax savings or refund, such loss or reduction shall be treated as a Tax for which the Charterer must indemnify such Tax Indemnitee pursuant to this Section 13.2.

          (f) Tax Savings.  If, by reason of any payment made to or for the
              -----------
account of a Tax Indemnitee by the Charterer pursuant to this Section 13.2, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Charterer is not required to indemnify such Tax Indemnitee pursuant to this
Section 13.2 and which was not taken into account previously in computing such payment by the Charterer to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Charterer an amount equal to such actual reduction in Taxes, plus the amount of any additional reduction in Taxes of such Tax Indemnitee attributable to the payment made by such Tax Indemnitee to the Charterer pursuant to this sentence; provided, however, that: (A) such
                                            --------  -------
Tax Indemnitee shall not be obligated to make such payment with respect to any net tax savings to the extent that the amount of such payment would exceed (x) all prior indemnity payments (excluding costs and expenses incurred with respect to contests) made by the Charterer with respect to such Tax pursuant to this
Section 13.2 and less (y) the amount of all prior payments by such Tax Indemnitee to the Charterer hereunder with respect to such Tax (but any such excess shall be applied against, and reduce pro tanto, any future payment due
                                            --- -----
such Tax indemnitee pursuant to this Section 13.2); and (B) if there is a (i) subsequent loss of any such tax savings or refund realized by the Tax Indemnitee or (ii) a reduction of an amount otherwise payable to a Tax Indemnitee hereunder as a result of any such tax savings or refund, such loss or reduction shall be treated as a Tax for which the Charterer must indemnify such Tax Indemnitee pursuant to this Section 13.2.

          13.3  Special Indemnity Relating to U.K. Documents.  The Charterer
                --------------------------------------------
agrees to indemnify, protect, save and keep harmless the Indenture Trustee, the Pass Through Trustee and each holder of a Secured Note (the "Special Indemnitees") from any losses, liabilities or expenses (collectively, "Losses") suffered or incurred by any Special Indemnitee resulting from the obligations (the "U.K. Obligations") of the Owner Trust under the U.K. Documents including, without limitation of the generality of the foregoing, Losses incurred as a result of an insolvency proceeding of the Owner Trust resulting from the U.K. Obligations or Losses resulting from the failure of the Indenture Trustee to receive Assigned Hire when due as a result of the actions of any holder of a U.K. Obligation.

          13.4  No Guarantee.  Nothing in Sections 13.1, 13.2 or 13.3 shall be
                ------------
construed as a guaranty by the Charterer of any residual value in the Vessel Interest or as a guaranty of the Secured Note.


          SECTION 14.    TRANSFER OF AN OWNER PARTICIPANT'S
                         INTEREST.
                         ----------------------------------

          14.1  Restrictions on Transfer.  Without the prior written consent of,
                ------------------------
so long as the Charter shall be in effect, the Charterer, and, so long as the Lien of the Indenture shall be in effect, the Indenture Trustee, the Owner Participant shall not, directly or indirectly, assign, convey or otherwise transfer (whether by consolidation, merger, sale of assets or otherwise) any of its right, title or interest in and to the Trust Estate, this Agreement, the Trust Agreement or any other Operative Document except in accordance with the terms and conditions of this Section 15.

          14.2  Permitted Transfers.  The Owner Participant may transfer all or
                -------------------
part of its right, title and interest in and to the Trust Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture, but subject to the Lien of the Indenture if then in effect) and in and to this Agreement and the other Operative Documents to any Person (a "Transferee") only
                                                              ----------
in compliance with and upon satisfaction of the following conditions:

          (a) the Transferee shall be (i) a financial institution, leasing company or other investor whose net worth at the time is at least $25,000,000 (or the obligations of which are guaranteed by an entity whose net worth at the time is at least $25,000,000 pursuant to a guarantee in form and substance reasonably satisfactory to the Charterer and the Indenture Trustee), (ii) an Affiliate of the Owner Participant, or (iii) a solvent entity formed under the laws of the Cayman Islands or any of the states of the United States at least 50% of the equity interest in which is owned by one or more Affiliates of the Guarantor; provided that in the case of Transferees under clauses (ii) or
                --------
     (iii) either (x) the Owner Participant shall guarantee the obligations of such Transferee as Owner Participant under the Operative Documents pursuant to a guarantee in form and substance reasonably satisfactory to the Charterer and the Indenture Trustee, or (y) such Transferee shall have a net worth at the time of such transfer of at least $25,000,000;

          (b) no such transfer shall violate any provision of, or create a relationship which would be in violation of, any applicable Governmental Rules, including, without limitation, applicable securities laws, any agreement to which the Owner Participant or the Transferee is a party or by which it or any of its property is bound or any Governmental Actions;

          (c) the Transferee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Charterer, the Owner Trust and (if the Lien of the Indenture shall then be in effect) the Indenture Trustee, whereby the Transferee shall confirm that it has the requisite power and authority to enter into and to carry out the transactions contemplated hereby and in each Operative Document to which the Owner Participant is or will be a party, and that it shall be deemed a party to each of such Operative Documents and shall agree to be bound by all the terms of, and to undertake all the obligations of the transferor to be performed on or after the date of such transfer contained in, each of such Operative Documents, and whereby such Transferee shall make representations and warranties reasonably requested by the Charterer, the Owner Trust and the Indenture Trustee not exceeding the scope of the representations and warranties contained in Section 7; provided that such
                                                            --------
     Transferee delivers to the Charterer and the Indenture Trustee a written representation and warranty (or an opinion of counsel reasonably satisfactory to the Charterer and the Indenture Trustee) that such transfer to and ownership by such Transferee (1) will not result in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code or (2) are covered by an exemption contained in ERISA or an administrative exemption thereunder;

          (d) the transferring Owner Participant shall have provided 30 days prior written notice of such transfer to the Indenture Trustee and the Charterer, which notice shall specify (i) such information and be accompanied by evidence as shall be reasonably necessary to establish compliance with this Section 15 and Section 12.7 of the Trust Agreement (ii) the name and address (for the purpose of giving notice as contemplated by the Operative Documents) of the Transferee;

          (e) the transferring Owner Participant shall pay or cause to be paid all reasonable fees, expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by the Owner Trust, the Loan Participant, the Indenture Trustee or the Charterer in connection with any transfer pursuant to this Section 14;

          (f) the transferring Owner Participant or the Transferee shall have delivered to the Charterer and, if the Lien of the Indenture shall then be in effect, the Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to each of them, as to the due authorization, execution, delivery and enforceability of the agreement or agreements referred to in clauses (c) and (g) of this Section 14.2, and as to the matters referred to in clause (b) of this Section 14.2; and

          (g) the transferring Owner Participant or the Transferee shall agree by an instrument in writing in form and substance reasonably satisfactory to the Charterer to indemnify the Charterer against any increased tax indemnity obligations the Charterer may have as a result of such conveyance.

          14.3  Effect of Transfer.  From and after any transfer effected in
                ------------------
accordance with this Section 14, the Owner Participant making such transfer shall be released, to the extent of the obligations assumed by the Transferee, from its liability hereunder and under the other Operative Documents to which it is or will be a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by the Owner Participant in accordance with this Section 14, the Transferee shall be deemed an "Owner Participant" for all purposes of the Operative Documents and each reference herein to the Owner Participant making such transfer shall thereafter be deemed a reference to such Transferee for all purposes, except as provided in the preceding sentence.

          SECTION 15.  MISCELLANEOUS.
                       -------------

          15.1  Survival.  All agreements, representations, warranties and
                --------
indemnities contained in this Agreement and the other Operative Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive and continue in effect following the execution and delivery of this Agreement and the other Operative Documents and the participation by the Owner Participant and the Loan Participant in the payment of Owner's Cost as contemplated hereby and by the other Operative Documents.

          15.2  Binding Effect.  All agreements, representations, warranties and
                --------------
indemnities in this Agreement and the other Operative Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall bind the Person making the same and its successors and assigns, and shall inure to the benefit of each Person for whom made and its successors and permitted assigns.

          15.3  Notices.  All communications, notices and consents provided for
                -------
in this Agreement shall be in writing and shall be given in person or by courier or by means of telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by registered or certified first class mail, return receipt requested, addressed as set forth in Schedule 1 or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 15.3 to the other parties hereto. All such communications, notices and consents given in such manner shall be deemed given when received in accordance with this Section 15.3 (or when proffered to a Person if receipt is refused).

          15.4  Counterpart Execution.  This Agreement may be executed in any
                ---------------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          15.5  GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED
                -------------
BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BUT WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF BUT APPLYING WHERE MANDATORILY APPLICABLE THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.

          15.6  Amendments, Supplements, Etc.  (a)  Neither this Agreement nor
                ----------------------------
any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

          (b) Prior to the Charter Termination Date, neither the Trust Agreement nor the Indenture may be amended, waived, supplemented or modified to permit any action contrary to, or disturb the Charterer's rights under, the Charter, or otherwise adversely affect the Charterer's rights, or increase the Charterer's obligations or liabilities, under any Operative Document without the consent of the Charterer.

          15.7  Headings; Table of Contents.  The division of this Agreement
                ---------------------------
into Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          15.8  Severability of Provisions.  Any provision of this Agreement
                --------------------------
which may be determined by competent authority to be invalid or unenforceable in such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate, legal provision. To the extent permitted by applicable law, the parties hereto hereby waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          15.9  Entire Agreement.  This Agreement (including the schedules and
                ----------------
exhibits hereto), the Pass Through Trust Agreement, the Pass Through Trust Supplement and the other Operative Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the Operative Documents and the Pass Through Trust Agreement, supersede all agreements (other than any Operative Document) prior to the date of this Agreement, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby, not including the Joint Venture Agreement relating to the Vessel between MOSAT and Dubai Investments PJSC dated November 25, 1996.

          15.10  Limitation of Liability of Managing Trustee, Indenture Trustee
                 --------------------------------------------------------------
and Pass Through Trustee.  (a)  It is expressly understood and agreed by and
------------------------
among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document (other than the Trust Agreement), (i) this Agreement is executed and delivered by the Managing Trustee not in its individual capacity, except to the extent expressly set forth herein, but solely as Managing Trustee for the Owner Trust under the Trust Agreement in the exercise of the power and authority conferred and vested in it as the Managing Trustee, (ii) certain of the representations, undertakings and agreements made herein by the Managing Trustee are not personal representations, undertakings and agreements, but are binding only on the Trust Estate and the Managing Trustee, as trustee, (iii) except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability of the Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, the Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party, and (iv) so far as the Managing Trustee is concerned, each of the other parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the Managing Trustee or its failure to distribute funds in accordance with the terms of the Operative Documents) look solely to the Trust Estate and the Indenture Estate for the performance of any obligation under any of the instruments referred to herein; provided, however,
                                                            --------  -------
that notwithstanding anything in this Section 15.10 to the contrary, the Trust Company shall be liable (A) in its individual capacity and as Managing Trustee to the Owner Participant as expressly set forth in the Trust Agreement, (B) in its individual capacity, in respect of the representations, warranties and agreements of the Trust Company made in its individual capacity as expressly set forth herein (including, without limitation, Sections 9) or in any other Operative Document to which it is a party or in any Officer's Certificate of the Trust Company delivered pursuant hereto, and (C) in its individual capacity for the consequences of its own gross negligence or willful misconduct or its failure to distribute funds in accordance with the terms of the Operative Documents to which it is or will be a party (including, without limitation, willful breach of contract).

          (b) It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document, (i) this Agreement is executed and delivered by State Street Bank and Trust Company not in its individual capacity but solely as trustee under the Indenture in the exercise of the power and authority conferred and vested in it as such Indenture Trustee, (ii) certain of the representations, undertakings and agreements made herein by the Indenture Trustee are not personal representations, undertakings and agreements, but are binding only on the Indenture Trustee, as trustee, (iii) except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party, and (iv) so far as the Indenture Trustee is concerned, each of the other parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the Indenture Trustee and for its failure to distribute funds in accordance with the terms of the Operative Documents) look solely to the Indenture Trustee, as trustee for the performance of any obligation under any of the instruments referred to herein; provided, however, that
                                           --------  -------
notwithstanding anything in this Section 15.10 to the contrary, State Street Bank and Trust Company shall be liable (A) in its individual capacity, in respect of the representations, warranties and agreements of the Indenture Trustee made in its individual capacity as expressly set forth herein (including, without limitation, in Section 10) or in any other Operative Document to which it is a party or in any Officer's Certificate made in its individual capacity delivered pursuant hereto, and (B) in its individual capacity for the consequences of its own gross negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with any Operative Document to which it is or will be a party.

          (c) It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein or in the Pass Through Trust Agreement, (i) this Agreement is executed and delivered by State Street Bank and Trust Company not in its individual capacity but solely as trustee under the Pass Through Trust Agreement in the exercise of the power and authority conferred and vested in it as such Pass Through Trustee, (ii) certain of the representations, undertakings and agreements made herein by the Pass Through Trustee are not personal representations, undertakings and agreements, but are binding only on the Pass Through Trustee, as trustee, (iii) except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party, and (iv) so far as the Pass Through Trustee is concerned, each of the other parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or negligence of the Pass Through

Trustee and for its failure to distribute funds in accordance with the terms of the Pass Through Trust Agreement) look solely to the Pass Through Trustee, as trustee for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding anything in this
                    --------  -------
Section 15.10 to the contrary, State Street Bank and Trust Company shall be liable (A) in its individual capacity, in respect of the representations, warranties and agreements of the Pass Through Trustee made in its individual capacity as expressly set forth herein (including, without limitation, in Sections 8 and 11) or in the Pass Through Trust Agreement or in any Officer's Certificate made in its individual capacity delivered pursuant hereto, and (B) in its individual capacity for the consequences of its own negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with the Pass Through Trust Agreement.

          15.11  Jurisdiction; Service of Process.  Any legal action or
                 --------------------------------
proceeding with respect to this Agreement or any other Operative Document to which any party hereto is a signatory or against any such party or against the Indenture Estate or Trust Estate may be brought, at the option of any such party, in any of the courts in the State of New York or the Federal courts of the United States of America located in the City of New York, and each party hereto hereby unconditionally accepts the nonexclusive jurisdiction of the aforesaid courts, expressly waiving any other jurisdiction to which any such party may be entitled by reason of its present and future domicile. Each party hereto irrevocably waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any of the aforesaid courts and any claim it may now or hereafter have that any such action or proceeding has been brought in an inconvenient forum. Each party hereto further irrevocably consents to the service of process out of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail to such party's address for notices specified herein. Nothing herein shall affect the right to serve process in any other manner permitted by law.

          15.12  Instructions.  By their respective execution and delivery of
                 ------------
this Agreement, the Owner Participant and the Pass Through Trustee hereby instruct the Owner Trust, the Managing Trustee and the Indenture Trustee to execute and deliver this Agreement.

          IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the date first above written.

CHARTERER:               MOBIL MARINE FINANCE COMPANY II   INC.



                         By: /s/ R.E. Sliwinski
                            ------------------------
                            Name: R.E. Sliwinski
                            Title: Authorized Signatory

OWNER PARTICIPANT:       DUMOCO L.L.C.


                         By: /s/ R.E. Sliwinski
                            ------------------------
                            Name: R.E. Sliwinski
                            Title: Authorized Signatory


MANAGING TRUSTEE:        DEUTSCHE MORGAN GRENFELL (CAYMAN) LIMITED, not in its
                         individual capacity except to the extent expressly provided herein, but solely as Managing Trustee


                         By: /s/ J.H. Gullimare
                            ------------------------
                            Name: J.H. Gullimare
                            Title: Authorized Signatory

OWNER TRUST:             DUMOCO EAGLE TRUST



                         By: DEUTSCHE MORGAN GRENFELL (CAYMAN) LIMITED, not in
                             its individual capacity, except to the extent expressly set forth herein, but solely as Managing Trustee


                             By: /s/ J.H. Gullimare
                            ------------------------
                                Name: J.H. Gullimare
                                Title: Authorized Signatory



                       [PARTICIPATION AGREEMENT - EAGLE]

INDENTURE TRUSTEE:       STATE STREET BANK AND TRUST COMPANY, not in its
                         individual capacity, except to the extent expressly set forth herein, but solely as Indenture Trustee


                         By: /s/ Ruth A. Smith
                            -----------------------
                            Name: Ruth A. Smith
                            Title: Vice President

PASS THROUGH TRUSTEE:    STATE STREET BANK AND TRUST COMPANY, not in its
                         individual capacity, except to the extent expressly set forth herein, but solely as Pass Through Trustee and Loan Participant


                         By: /s/ Ruth A. Smith
                            -------------------------
                            Name: Ruth A. Smith
                            Title: Vice President



                       [PARTICIPATION AGREEMENT - EAGLE]

                                   APPENDIX A
                                  DEFINITIONS

                                      1-1

                                   SCHEDULE 1
                                       to
                            Participation Agreement
                            -----------------------


                       ADDRESSES FOR NOTICES AND PAYMENTS
                       ----------------------------------


       CHARTERER:
       ---------
       Mobil Marine Finance Company II Inc.
       3225 Gallows Road
       Fairfax, Virginia  22037-0001
       Attention:  Treasurer
       Telecopier: 703-846-1469


       OWNER PARTICIPANT:
       -----------------

       DUMOCO L.L.C.
       c/o Maples and Calder
       Ugland House
       George Town
       Grand Cayman
       Cayman Islands
       British West Indies
       Attention: Julian Reddyhough
       Telecopier: 809-949-8080


       Method of Payment
       -----------------

       All payments to be made to [Owner Participant] shall be made to:

       ]
       ]


       Notices
       -------

       All communications with respect to payments and all other communications to be made to the address first set forth above.


       MANAGING TRUSTEE OR THE TRUST COMPANY:
       -------------------------------------

       Deutsche Morgan Grenfell (Cayman) Limited
       Elizabethan Square
       P.O.Box 1984
       George Town
       Grand Cayman
       Cayman Islands
                                      1-2

       British West Indies
       Attention: Managing Director
       Telecopier: 809-949-8178

       Method of Payment
       -----------------

       Deutsche Morgan Grenfell (Cayman) Limited
       [ ]
       [ ]

       OWNER TRUST:
       -----------

       c/o Deutsche Morgan Grenfell (Cayman) Limited
       Elizabethan Square
       P.O.Box 1984
       George Town
       Grand Cayman
       Cayman Islands
       British West Indies
       Attention: Managing Director
       Telecopier: 809-949-8178

       Method of Payment
       -----------------

       DUMOCO Eagle Trust
       [ ]
       [ ]

       INDENTURE TRUSTEE OR PASS THROUGH TRUSTEE:
       -----------------------------------------

       State Street Bank and Trust Company
       Two International Place
       Boston, MA  02110
       Attention:  Corporate Trust Department
       Telecopier: 617-664-5371

       Method of Payment
       -----------------

       State Street Bank and Trust Company
       [ ]
       [ ]
                                      1-3

                                   SCHEDULE 2
                                       to
                            Participation Agreement
                            -----------------------



                                   INVESTMENT
                                   ----------

       Seller: Owner Participant

       Equity Investment:

       Loan Participant Secured Note: $47,800,000    100%

                                      2-1

                                   SCHEDULE 3
                                       to
                            Participation Agreement
                            -----------------------


                         CERTAIN FILINGS AND RECORDINGS
                         ------------------------------

       A. Precautionary UCC-1 Financing Statements with regard to the Charter filed with each of the following:

            1. State Corporation Commission of Virginia

            2. County Clerk's Office of Fairfax County, Virginia

       B. UCC-1 Financing Statements with regard to the Indenture Estate filed with the Secretary of State of Delaware.

       C. Delivery of Notification Letter of the Assignment of Charterer's Obligations Addressed to and Acknowledged by the Charterer.

       D. Recordation of the Ship Mortgage with the Registry of the Republic of the Marshall Islands.

       E. Delivery of prescribed particulars of the charge created by the Owner Trust under the Indenture together with an original of the Indenture to the Registrar of Companies in England.

                                      3-1